UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

BROADWIND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3240 South Central Avenue

Cicero, Illinois 60804

Telephone: 708-780-4800

Dear Fellow Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Broadwind, Inc. (the “Company” or “Broadwind”), to be held on May 16, 2024 beginning at 8:00 a.m. local time, at Broadwind’s corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804. The Company will require that all attendees at the Annual Meeting of Stockholders provide proof of identification and stock ownership and follow any other meeting guidelines set by the Company.

Your vote is being solicited on behalf of our Board of Directors (the “Board”). You are being asked to: (i) vote on the election of six (6) directors, each to hold office for a term of one year or until their respective successor is duly elected and qualified, (ii) approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers, (iii) approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share (the “Common Stock”), from 30,000,000 to 45,000,000 (the “Share Increase Amendment”), (iv) approve an amendment to the Company’s Certificate of Incorporation to permit the exculpation of officers (the “Exculpation Amendment”), and (v) ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for 2024.

Our Board urges you to read the accompanying Proxy Statement and recommends that you vote “FOR” our proposed nominees for election to the Board, “FOR” the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers as described in the Proxy Statement, “FOR” the amendment to the Certificate of Incorporation to increase the number of shares of Common Stock from 30,000,000 to 45,000,000, “FOR” the amendment to the Certificate of Incorporation to permit the exculpation of officers, and “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for 2024.

We are delivering our Proxy Statement and Annual Report under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We will mail to our stockholders on or about April 2, 2024, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials. The Notice and the Proxy Statement include instructions on how you can receive a paper copy of the proxy materials.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. You may vote your shares by telephone or over the Internet.  If you received a paper copy of the proxy card by mail, you may vote by completing, signing, dating and returning the proxy card by mail in the postage-paid envelope provided. Instructions regarding these three methods of voting are contained on the Notice or proxy card.

Thank you for your cooperation.

Very truly yours,

Eric B. Blashford President and Chief Executive Officer

Cicero, Illinois

April 2, 2024

If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact the Company’s proxy solicitor at the contact listed below:

509 Madison Avenue Suite 1206

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.MorrowSodali.com

BROADWIND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

MAY 16, 2024

Notice is hereby given to the holders of the shares of common stock, par value $0.001 per share (the “Common Stock”) of Broadwind, Inc. (the “Company” or “Broadwind”), a Delaware corporation, that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 8:00 a.m. local time local time on May 16, 2024, at Broadwind’s corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, to consider and act upon the following matters:

1.

To vote on the election of the six (6) director nominees named in the attached Proxy Statement to serve on our Board of Directors (the “Board”), each for a term of one (1) year or until their respective successor is duly elected and qualified (Proposal 1).

2.	To approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers (Proposal 2).

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 30,000,000 to 45,000,000 (Proposal 3).

4.	To approve an amendment to the Company’s Certificate of Incorporation to permit the exculpation of officers (Proposal 4).

5.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2024 (Proposal 5).

6.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends a vote “FOR” each of the six (6) director nominees named in the accompanying Proxy Statement, and a vote “FOR” each of Proposals 2, 3, 4 and 5 on the proxy card.

Only stockholders of record at the close of business on March 28, 2024 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof.

We are delivering our Proxy Statement and Annual Report under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to our stockholders on or about April 2, 2024, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials and vote electronically on the Internet or by telephone. The Notice and the Proxy Statement include instructions on how you can receive a paper copy of the proxy materials.

We ask that you review the Proxy Statement carefully and return your proxy promptly. Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by telephone or over the Internet, as described in the enclosed materials and the Notice. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

Cary B. Wood
Chairman of the Board of Directors

Cicero, Illinois

April 2 , 2024

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2024:

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2023 are available free of charge on our Internet website, www.bwen.com. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement. You may also obtain these materials at the website of the Securities and Exchange Commission at www.sec.gov.

If you have any questions concerning the business to be conducted at the Annual meeting, would like copies of the Proxy Statement or need help submitting a proxy for your shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor:

509 Madison Avenue Suite 1206

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.MorrowSodali.com

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BROADWIND, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2024

INTRODUCTION

Your proxy is solicited by the Board of Directors (the “Board”) of Broadwind, Inc., a Delaware corporation (the “Company” or “Broadwind”), for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 8:00 a.m. local time on May 16, 2024, at Broadwind’s corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, for the purposes set forth on the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The mailing address of our principal executive office is 3240 South Central Avenue, Cicero, Illinois 60804. We expect that the Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about April 2, 2024.

As used in this Proxy Statement, the terms “the Company,” “Broadwind,” “we,” “us” and “our” refer to Broadwind, Inc.

You may vote over the Internet, or if you received a paper copy of the proxy card by mail, you may also vote by signing, dating, and mailing the proxy card in the envelope provided. Instructions regarding these methods of voting are contained in this Proxy Statement and on the proxy card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting. Internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, on May 15, 2024. If your shares are held in “street name,” we recommend you instruct the record holder of your shares to vote on the proxy card.

INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites stockholders’ receipt of the proxy materials, reduces the costs of the Annual Meeting and helps conserve natural resources. On or about April 2, 2024, we will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), on the Internet and how to access a proxy card or voting instructions to vote on the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of the proxy materials. If you receive the Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice. We may at our discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including our Proxy Statement and Annual Report, to one or more stockholders.

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card and the Annual Report are also available free of charge on our Internet website, www.bwen.com. You may also obtain these materials at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

References to the Company’s website herein do not incorporate by reference the information contained on the website, and such information should not be considered a part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

The Board is soliciting your proxy for use at our Annual Meeting because you owned shares of the Company’s Common Stock at the close of business on March 28, 2024 (the “Record Date”), and, therefore, are entitled to vote at the Annual Meeting on the following proposals:

1.

Proposal 1: To vote on the election of the six (6) director nominees named in this Proxy Statement to serve on our Board, each for a term of one (1) year or until their respective successor is duly elected and qualified.

2.	Proposal 2: To approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers.

3.

Proposal 3: To approve an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of our Common Stock from 30,000,000 to 45,000,000.

4.	Proposal 4: To approve an amendment to the Certificate of Incorporation to permit the exculpation of officers.

5.	Proposal 5: To ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for 2024.

6.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

You are receiving the Notice or other Annual Meeting materials as a stockholder of the Company as of the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you promptly complete and return the proxy card (if you received by mail), or vote by telephone or by Internet.

Who is entitled to attend and vote at the Annual Meeting?

Stockholders of record at the close of business on the Record Date are entitled to attend and vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. The Notice you received (or proxy card if you received these materials by mail) indicates the number of shares of our Common Stock that you own and are entitled to vote.

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the shares of our Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum for purposes of the Annual Meeting. As of the Record Date, 21,673,669 shares of our Common Stock were issued and outstanding. Persons who were not stockholders on the Record Date will not be allowed to vote at the Annual Meeting. The Common Stock is the only outstanding class of our capital stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any shares of our Common Stock are entitled to cumulative voting rights.

Proxies received but marked “abstain” will be counted for purposes of determining whether a quorum exists at the Annual Meeting. For a discussion of whether or not broker non-votes will be counted for quorum purposes, see “How do I vote if my shares are held by my broker? What is a ‘broker non-vote?” below.

How do I vote by proxy?

Stockholders of record can vote in person at the Annual Meeting or by proxy. There are three (3) ways to vote by proxy:

●	By Telephone — Stockholders located in the United States (the “U.S.”) can vote by telephone by calling +1 800-690-6903 and following the instructions on the Notice or proxy card;

●	By Internet—You can vote on the Internet at www.proxyvoting.com/bwen by following the instructions on the Notice or proxy card; or

●

By Mail—If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the proxy card enclosed therewith. No postage is required if your proxy card is mailed in the U.S.

If you vote by telephone or on the Internet by the applicable deadline, or properly fill in your proxy card if you received one by mail and we receive it in time to vote at the Annual Meeting, your “proxy” (the individual named on the Notice or proxy card) will vote your shares on your behalf as you have directed. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of Common Stock as recommended by the Board.

If any other matter is presented, your proxy will vote your shares in accordance with your proxy’s best judgment to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote by telephone or on the Internet?

Yes. Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the Notice or proxy card. The Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears in the marked area on the Notice or proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, your vote must be received by 11:59 p.m., Eastern Daylight Time, on May 15, 2024.

If you own your shares in your own name, you can vote by telephone or on the Internet in accordance with the instructions provided on the Notice or proxy card. If your shares are held by a broker, bank, or other nominee, you can also vote by telephone or on the Internet. The instructions to vote on the Internet will be provided on the voting instruction form supplied by your bank or broker. You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker? What is a “broker non-vote?”

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, trust or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank, or other nominee. Please follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank, or other nominee how to vote your shares using the  voting instruction form provided by your broker, bank, or other nominee so that your vote can be counted. The  voting instruction form provided by your broker, bank, or other nominee may also include information about how to submit your voting instructions over the Internet, if such option is available.

A “broker non-vote” occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you own your shares in “street name” and do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority. In that case, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any proposal other than Proposal 5. If you do not provide voting instructions to your broker, bank, or other nominee holding shares of our Common Stock for you, your shares will not be voted with respect to Proposal 1, Proposal 2, Proposal 3 or Proposal 4. “Broker non-votes” will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If your shares are held in “street name,” we encourage you to provide voting instructions on a voting instruction form provided by the broker, bank, or other nominee that holds your shares, in each case by carefully following the instructions provided.

How do I vote the shares I hold through the Company’s 401(k) plan?

If you are a participant in our 401(k) plan, you will receive the Notice and the Company’s executive officers will vote the shares in your account in accordance with the Board’s recommendations.

May I revoke my proxy and change my vote?

Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting in one of three (3) ways:

1.

Deliver a written notice that is dated later than the date of your proxy to the attention of our Corporate Secretary at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804 that is received prior to the Annual Meeting stating that you revoke your proxy;

2.

Log onto the Internet website specified on the Notice or proxy card in the same manner you would submit your proxy electronically or call the toll-free number specified on the Notice or proxy card prior to 11:59 p.m. Eastern Daylight Time, on May 15, 2024, in each case if you are eligible to do so and following the instructions on the Notice or proxy card;

3.	Submit another properly completed and timely proxy card with a later date; or

4.	Appear in person at the Annual Meeting, declare your prior proxy to be revoked and then vote in person at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy).

If a stockholder holds shares in “street name” by his or her broker and has directed such person to vote his or her shares, the stockholder should instruct such person to change his or her vote.

How do I vote in person?

If you plan to attend the Annual Meeting and vote in person, at your request, we will give you a ballot or a proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee with respect to the procedure for you to vote in person.

What are the requirements if I want to attend in person?

The Company will require that all attendees at the Annual Meeting of Stockholders provide proof of identification and stock ownership and follow any other meeting guidelines set by the Company.

What vote is required to approve each proposal?

1.

The election of directors. An affirmative vote of a majority of the votes cast is required for the election of each director nominee (meaning the number of shares of Common Stock voted “for” a nominee must exceed the number of shares voted “against” such nominee), with abstentions and “broker non-votes” not counted in determining the number of votes cast. Therefore, abstentions and “broker non-votes” will have no effect on the outcome of the vote for that nominee’s election provided, however, that in a contested election of directors, which will not be the case at the Annual Meeting, directors will be elected by a plurality of the votes cast on the election of directors (instead of by votes cast “for” or “against” a nominee).

2.

The non-binding advisory vote to approve the compensation of our named executive officers (Say-on-Pay). An affirmative vote of a majority of the votes cast (meaning the number of shares of Common Stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), will constitute stockholder non-binding approval with respect to the compensation paid to our named executive officers. Abstentions and “broker non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

3.

The Amendment of the Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 30,000,000 to 45,000,000. An affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote (meaning that a majority of the outstanding shares of our Common Stock as of the Record Date must have voted “for” the amendment for the amendment to be approved). Abstentions and “broker non-votes” will have the same effect as votes against this proposal.

4.

The Amendment of the Certificate of Incorporation to permit the exculpation of officers. An affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote (meaning that a majority of the outstanding shares of our Common Stock as of the Record Date must have voted “for” the amendment for the amendment to be approved). Abstentions and “broker non-votes” will have the same effect as votes against this proposal.

5.

The ratification of the appointment of RSM as our independent registered public accounting firm for 2024. An affirmative vote of a majority of the votes cast (meaning the number of shares of Common Stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), is required to ratify the appointment of RSM as our independent registered public accounting firm for 2024. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

Is the vote on the Say-on-Pay proposal binding on the Board?

Because the vote on the Say-on-Pay proposal is advisory, it will not be binding upon the Board. However, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the votes when considering future executive compensation arrangements as it deems appropriate.

Who pays for the proxy solicitation related to the Annual Meeting?

We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the Notice, proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our Common Stock. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone. We have retained Morrow Sodali to act as proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Morrow Sodali $15,000, plus reasonable out-of-pocket expenses for proxy solicitation services. The parties’ engagement letter contains confidentiality, indemnification, and other provisions that the Company believes are customary for this type of engagement.

How can I obtain additional information about the Company?

A copy of our Annual Report, without exhibits, is available as specified in the Notice or accompanies the Proxy Statement if you received it by mail. No portion of our Annual Report is incorporated herein, and no part thereof is to be considered proxy soliciting material. We will furnish to any stockholder, upon written request, any exhibit described in the list accompanying our Annual Report, upon the payment, in advance, of reasonable fees related to us furnishing such exhibit(s). Any such requests should include a representation that the stockholder was the beneficial owner of shares of our Common Stock on the Record Date, and should be directed to our Corporate Secretary at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804. You may also access our SEC filings and their exhibits, including the exhibits described in our Annual Report through our website at www.bwen.com or though the SEC’s website at www.sec.gov.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements, and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements, and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

Will I have appraisal or similar dissenters’ rights in connection with the proposals being voted on at the Annual Meeting?

No. Appraisal or similar dissenters’ rights are not applicable to any of the matters being voted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding beneficial ownership of our Common Stock by:

●	Each person known to us to beneficially own 5% or more of our Common Stock;

●	Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the “named executive officers” or “NEOs;”

●	Each of our directors (including nominees); and

●	All of our executive officers (as that term is defined in Rule 3b-7 under the Exchange Act) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of our Common Stock set forth opposite the stockholder’s name. We have based this table upon information supplied by our executive officers, directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

Information below to be updated as of Record Date.

	Number and
	Percentage of Shares
	Beneficially Owned (1)
Name and Address of Beneficial Owner or Identity of Group (1)	Shares	Percentage
5% Beneficial Owners and Other Selling Stockholders
Grace & White, Inc. (2)	1,607,590	7.4%
Broadwind Inc. Employees' 401(k) (3)	1,272,641	5.9%

Executive Officers and Directors
Eric B. Blashford	408,409	1.9%
Philip J. Christman	92,178	*
Thomas A. Ciccone	50,050	*
Jeanette A. Press	13,813	*
David P. Reiland	163,160	*
Daniel E. Schueller	139,204	*
Sachin M Shivaram	64,512	*
Thomas A. Wagner	83,683	*
Cary B. Wood	111,320	*
All current executive officers and directors as a group (11 persons)	1,255,922	5.7%

*      Less than 1%.

(1)   Based on 21,673,669 shares of our Common Stock issued and outstanding as of the Record Date. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within sixty (60) days of the Record Date, are treated as outstanding when determining the percentage owned by such individual and when determining the percentage owned by a group.

(2)  Based solely on information contained in a Schedule 13G/A filed on February 5, 2024 by Grace & White, Inc., a New York corporation, as investment adviser (“Grace & White”). Grace & White holds sole voting power with respect to 482,358 shares and sole dispositive power with respect to 1,607,590 shares. Grace & White is located at 515 Madison Avenue, Suite 1700, New York, NY 10022.

(3) Based on information contained in a Schedule 13G/A filed on February 9, 2024 by Delaware Charter Guarantee & Trust Company dba Principal Directed Trust Company as Trustee for the Broadwind, Inc. Employees’ 401(k) Plan, as updated as of the Record Date based on the records available to the Company. The shares of Common Stock held by executive officers are deducted from this amount and included in their respective share counts. As of the Record Date, the Broadwind, Inc. Employees’ 401(k) Plan holds 1,356,736 shares of Common Stock (including the shares held by executive officers).

DIRECTORS AND DIRECTOR COMPENSATION

The names and ages of all of our director nominees, all of which are currently serving as directors, and the positions held by each are set forth below. In September 2023, Mr. Wagner attained the age of retirement (i.e., 72 years of age) pursuant to the Company’s Principles of Corporate Governance. As a result, he will not stand for re-election at the Annual Meeting.

Name	Age	Position
Cary B. Wood (2)	57	Chairman of the Board
Eric B. Blashford	59	Director; President and CEO
Philip J. Christman (1) (2) (3)	60	Director
Jeanette A. Press (1) (2) (3)	48	Director
David P. Reiland (1) (3)	70	Director
Sachin M. Shivaram (1) (2) (3)	43	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Governance/Nominating Committee.

Cary B. Wood has served as a member of the Board since May 18, 2016, and as Chairman since April 2022.  He served as Lead Director from March 2020 until April 2022. He is Chairman of the Compensation Committee. Mr. Wood also served on the Audit Committee from May 2016 to March 2022. In December 2019, Mr. Wood was named Chief Executive Officer of Grede Holdings, LLC, a full-service supplier of ductile and gray iron metal components and solutions for the automotive, heavy truck and  other industrial end markets. From July 2017 to January 2019, Mr. Wood was the President and Chief Executive Officer of Angelica Corporation, a leading provider of textiles to the healthcare industry. He served as Chief Executive Officer and director of Sparton Corporation (NYSE: SPA) from November 2008 to February 2016, and as its President from April 2009 to February 2016. From August 2004 to November 2008, Mr. Wood served in several roles, including interim Chief Executive Officer and Chief Operating Officer, for Citation Corporation, now Grede Holdings, LLC.  Since 2017, Mr. Wood has been a member of the Board of Directors of Westell Corporation (NASDAQ: WSTL) where he chairs the Compensation Committee and is a member of the Audit Committee.  Mr. Wood has served on the Board of Directors of M&G Duravent, Inc., a privately-held venting systems firm, since January 2017. Mr. Wood served on the Board of Directors of Vishay Precision Group, Inc. (NYSE: VPG), a designer, manufacturer and marketer of resistive foil technology, sensors and sensor-based systems for niche industrial applications from March 2016 until his term expired in May 2018. Mr. Wood began his career with General Motors Corporation, followed by a move to United Technologies Corporation, where he served in a variety of general management, operations and engineering roles. Mr. Wood received a Bachelor of Science degree in Technology from Purdue University in 1989, a Master of Science degree in Industrial Operations in the School of Management from Lawrence Technological University in 1995, and a Master of Business Administration degree in Finance from Loyola University-Chicago in 2014. Mr. Wood has been CEO in both public and private company settings. He has extensive background in authoring and execution of turnaround and growth strategies. Mr. Wood has extensive executive management experience that have been utilized in a number of turnarounds including post bankruptcy stand ups, public company carve-outs as well as operating turnarounds. Mr. Wood has led a significant number of acquisitions with more than a dozen in the public domain. The Governance/Nominating Committee concluded that Mr. Wood should serve as a director nominee as of the date of this Proxy Statement on the basis of his broad experience in manufacturing, corporate governance leadership, mergers and acquisitions and business turnaround, operations, risk assessment and management, strategic planning, global business, public and private company executive leadership.

Eric B. Blashford has served as a member of the Board and as our President and CEO since March 1, 2020. Prior to that, Mr. Blashford served as our Chief Operating Officer from May 2018 to February 2020 and President of Broadwind Heavy Fabrications, Inc. formerly known as Broadwind Towers, Inc (“Broadwind Towers”), a precision manufacturer of structures, equipment and components for clean technology and other specialized applications from October 2014 to May 2019. From January 2012 to October 2014, he served as President of a group of businesses owned by The Heico Companies, LLC, including Barko Hydraulics, LLC, Pettibone Traverse Lift, LLC, and Tiffin Parts, LLC, all of which are manufacturers of heavy duty off road vehicles (and parts) for the forestry, material handling, oil and gas, and construction industries. For the five years prior to joining Heico, Mr. Blashford served as President for a group of companies owned by The Scott Fetzer Co., servicing the truck equipment, electrical fittings and industrial equipment markets. He started his career with Waltco Truck Equipment Company, where he served in various accounting and operational roles. Mr. Blashford holds a Bachelor of Science degree in Accounting from the University of Akron and a Masters of Business Administration from Kent State University, and is a registered Certified Public Accountant (non-practicing) in the state of Ohio. The Governance/Nominating Committee concluded that Mr. Blashford should serve as a director nominee as of the date of this Proxy Statement because of his extensive knowledge and understanding of our business and expertise in manufacturing, product development, accounting, finance, corporate governance, mergers and acquisitions, business turnarounds, operations, strategic planning, and public and private company executive leadership.

Philip J. Christman has served as a member of the Board since October 22, 2018. He is Chairman of the Governance/Nominating Committee and a member of the Audit Committee and the Compensation Committee. Mr. Christman has served as the President, Operations of Navistar International Corporation (with its affiliates, “Navistar”), a leading manufacturer of commercial trucks, buses, defense vehicles, and engines, from May 2017 until his retirement in 2022. Prior to holding this position, he held various positions with Navistar, including Vice President, Strategy from June 2015 to May 2017, Chief Procurement Officer from November 2014 to June 2015, Vice President, Engineering from July 2014 to November 2014, President, Global Business from November 2008 to July 2014, Vice President General Manager Vocational Trucks from June 2006 to November 2008. Earlier in his career Mr. Christman held various leadership roles in operations. Since August 2022, Mr. Christman has been a member of the Board of Directors of Allison Transmission Holdings, Inc., a manufacturer of commercial duty automatic transmissions and hybrid propulsion systems (NYSE: ALSN), where he is a member of the Audit Committee and the Compensation Committee. Since October 2023, Mr. Christman has been a member of the Board of Directors of Hydro Electronics Devices Inc., a private company headquartered in Hartford, Wisconsin. Mr. Christman received a Bachelor of Science degree in Mechanical Engineering from Indiana Institute of Technology and a Master of Business Administration from Ball State University. The Governance/Nominating Committee concluded that Mr. Christman should serve as a director nominee as of the date of this Proxy Statement on the basis of his extensive knowledge in manufacturing, corporate governance leadership and participation, engineering, government/regulatory and public policy, operations, strategy, business turnaround and global business.

Jeanette A. Press has served as a member of the Board since March 22, 2023. She is a member of the Audit Committee and is designated a financial expert and is also a member of the Compensation Committee and the Governance/Nominating Committee. Ms. Press serves as the Vice President and Chief Accounting Officer for Lime, a global provider of shared electric vehicles, leading Lime’s global accounting, reporting, internal controls, tax and shared service organizations. Prior to Lime, Ms. Press served as the Chief Financial Officer, Controller and Principal Accounting Officer for CMC Materials, Inc. (“CMC”) (Nasdaq: CCMP), a global supplier of consumable materials primarily to semiconductor manufacturers from November 2021 until CMC’s merger with Entegris (Nasdaq: ENTG) in July 2022.  Following the closing of the transaction, Ms. Press served as a Senior Advisor on the integration of the two companies and on business dispositions. Ms. Press led CMC’s global functions of internal audit, tax, treasury, FP&A, accounting and financial reporting and utilized her financial expertise on transforming the finance organization, strategic acquisitions and acting as the key finance leader in the sale of CMC to Entegris. Ms. Press previously served as Vice President, Controller and Principal Accounting Officer for Univar Solutions (NYSE: UNVR), a global chemical distributor, and USG Corporation (NYSE: USG), a manufacturer and distributor of high-performance building systems. Prior to USG, Ms. Press served 13 years in the audit practice at KPMG, LLP. Ms. Press also serves on the board and is chair of the advancement committee for The Conservation Foundation, a not-for-profit land and watershed conservation organization dedicated to preserving and restoring open space, protecting rivers and watersheds, and promoting environment stewardship, and is an advisory board member for the Loyola University Accounting program. Ms. Press graduated from Loyola University with a B.B.A. in Accounting. She is a licensed Certified Public Accountant and a certified board director by the National Association of Corporate Directors. The Governance/Nominating Committee concluded that Ms. Press should serve as a director nominee as of the date of this Proxy Statement on the basis of her broad knowledge of mergers and acquisitions, risk assessment and management, government/regulatory and public policy, strategy and deep financial, accounting and internal controls acumen.

David P. Reiland has served as a member of the Board since April 16, 2008. He served as Chairman of the Board from May 17, 2010 to February 29, 2020.  He is Chairman of the Audit Committee and is designated as a financial expert, and is also a member of the Governance/Nominating Committee. Mr. Reiland was employed by Magnetek, Inc. (“Magnetek”) from August 1986 until January 2009, where he held numerous high-level positions, including Executive Vice President, Chief Financial Officer, Controller and Vice President of Finance, and served as CEO and President of Magnetek from October 2006 until October 2008. He also served on the board of directors of Magnetek from October 2006 to September 2015. Magnetek develops, manufactures and markets power and motion control systems and was a public company until its acquisition by Columbus McKinnon Corporation in September 2015. Mr. Reiland is a Certified Public Accountant who holds an undergraduate degree in financial management from California State University, Long Beach, and a Master of Business Administration degree from the University of Southern California. The Governance/Nominating Committee concluded that Mr. Reiland should serve as a director nominee as of the date of this Proxy Statement on the basis of his extensive knowledge in strategy development and execution, mergers, acquisitions and divestitures, operating and financial restructuring, SEC reporting and Sarbanes-Oxley Act compliance, public and private capital transactions, and investor, and shareholder relations.

Sachin M. Shivaram has served as a member of the Board since November 2, 2022. He is a member of the Audit Committee, the Compensation Committee and the Governance/Nominating Committee. Since June 2019, Mr. Shivaram has been Chief Executive Officer of Wisconsin Aluminum Foundry, a vertically integrated provider of aluminum and copper-based alloy castings for a wide variety of industries. Mr. Shivaram was the President of Sierra Aluminum from July 2018 to June 2019, President of Pressure Vessel Group from June 2016 to July 2018, and Managing Director of the Main Steel Division from October 2017 to June 2019, each a division of Samuel, Son & Co., a $3 billion privately held company with business units in the U.S. and Canada focused on metal processing and manufacturing. Mr. Shivaram is a member of the Board of Directors of Lodge Cast Iron (where he is Chair of the Audit & Finance Committee), the Wisconsin Center for Manufacturing and Productivity (where he serves as Chairman), the National Association of Manufacturers (where he serves on the Executive Committee), Sheboygan Paint Inc. (where he serves as Chair of the Audit Committee) and the Green Bay Packers. Mr. Shivaram also serves as Chairman of the Wisconsin Governor’s Council on Workforce Investment, Co-Chair of the New North Inc., the regional economic development agency in Northeast Wisconsin, and as a trustee at Lawrence University. Mr. Shivaram is an adjunct faculty in the Schneider School of Business at St. Norbert College where he also serves as Chair of the Schneider School of Business board. Mr. Shivaram received a Bachelor of Arts degree in history and literature from Harvard University, a Master of Philosophy, Social and Political Science from the University of Cambridge, and a Juris Doctor from Yale Law School. He is licensed to practice law in the State of Wisconsin. The Governance/Nominating Committee concluded that Mr. Shivaram should serve as a director nominee as of the date of this Proxy Statement on the basis of his broad knowledge of manufacturing, corporate governance, mergers and acquisitions, operations, risk assessment and management, government/regulatory and public policy, marketing and sales, strategy, business development and technology, business turnaround and global business development.

None of our directors are party to any agreement or arrangement that would require disclosure pursuant to NASDAQ Rule 5250(b)(3).  In addition, none of our “related persons” are party to any agreement or arrangement that would require disclosure pursuant to Regulation S-K, Item 404(d).

2023 Director Compensation

For 2023, the Compensation Committee and the Board determined that the compensation paid to non-employee directors for service on the Board and its committees would remain unchanged. Under the Amended and Restated Broadwind, Inc. Board Compensation Program (the “Board Compensation Program”), each eligible non-employee director receives an annual equity grant of restricted stock units (“RSUs”) with a grant value of $50,000 and a cash fee of $12,500 per calendar quarter.

Pursuant to the Board Compensation Program, on May 25, 2023, each member of the Board was granted an RSU award representing the right to receive 12,165 shares of our Common Stock upon vesting, valued at $49,937, using a per share price of $4.105, the closing stock price of our Common Stock on the date of the grant. On March 22, 2023, in connection with her joining the Board, Ms. Press was granted a RSU award representing the right to receive 1,398 shares of our Common Stock upon vesting, valued at $4,795 using a per share price of $3.43, the closing stock price of our Common Stock on the date of the grant. This award was pro-rated to reflect her actual fees earned for service as a director of the Company, which began on March 22, 2023. The RSU awards vest one year after the date of grant.

All non-employee directors are subject to our stock ownership guidelines adopted in March 2011 and amended in 2023, which provide that, within five years of joining the Board, each non-employee director shall own a number of shares of our Common Stock having a value equal to three times the annual cash retainer fees earned by the director in the immediately preceding calendar year. Please see the discussion below under the heading “Stock Ownership Guidelines” for more information.

Each non-employee director is eligible to participate in the Broadwind, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), which was adopted by the Board on October 24, 2007. The Deferred Compensation Plan is an unfunded arrangement subject to the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”). The value of each participant’s account is deemed invested in shares of our Common Stock and is generally payable upon the director’s departure from the Board. There were no deferments in 2023.

2023 Director Compensation Table

The following table sets forth the 2023 compensation information for our non-employee directors. Mr. Blashford received no additional compensation for his service as a director since he was also serving as our President and CEO. The compensation received by Mr. Blashford as our employee is set forth in the 2023 Summary Compensation Table set forth in this Proxy Statement.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Cary B. Wood	$50,000	$49,937	$99,937
Director, Chairman of the Board
Thomas A. Wagner	$50,000	$49,937	$99,937
Director
David P. Reiland	$50,000	$49,937	$99,937
Director
Philip J. Christman	$50,000	$49,937	$99,937
Director
Sachin M. Shivaram	$50,000	$49,937	$99,937
Director
Jeanette A. Press (3)	$38,845	$54,732	$93,577

(1) Represents fees earned for service in 2023, regardless of when paid.

(2)  As of 12/31/2023, each member had outstanding 12,165 RSUs scheduled to vest on May 25, 2024 with the exception of Ms. Press who had an additional outstanding 1,398 RSU’s scheduled to vest on March 22, 2024. Stock Awards represents the aggregate grant date fair value of RSUs awarded during 2023, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“ASC Topic 718”), under the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan (the “A&R 2015 EIP”), and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of these awards are discussed in Note 15 to our consolidated financial statements included in our Annual Report. Each director was granted a RSU award representing the right to receive 12,165 shares of our Common Stock upon vesting, valued using a per share price of $4.105, the closing stock price for our Common Stock on the date of grant.

(3) On March 22, 2023, in connection with her joining the Board, Ms. Press was granted a RSU award representing the right to receive 1,398 shares of our Common Stock upon vesting, valued at $4,795 using a per share price of $3.43, the closing stock price of our Common Stock on the date of the grant. This award was pro-rated to reflect her actual fees earned for service as a director of the Company, which began on March 22, 2023. The RSU awards vest one year after the date of grant.

CORPORATE GOVERNANCE

Independence

The Board has determined that currently and at all times during the year ended December 31, 2023, all members of the Board, other than Mr. Blashford, our President and Chief Executive Officer, are and have been “independent” as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”). Mr. Blashford is not independent since he also serves as an executive officer of the Company. The Board considers in its evaluation of independence information provided by the directors and any nominees in questionnaires and other certifications concerning their relationship to us and any existing related party transactions, which are discussed below in this Proxy Statement in the section entitled “Certain Transactions and Business Relationships.”

Code of Ethics and Business Conduct

We have a written Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. Our Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.bwen.com, and is available in print, free of charge, to any stockholder who sends a request for a paper copy to Broadwind, Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804. We intend to include on our website any amendment to, or waiver from, a provision of our Code of Ethics that applies to any of our directors or executive officers that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Clawback Policy

We amended our Policy on Recoupment of Incentive-Based Compensation to provide that the Board will, subject to limited exceptions, recover incentive compensation paid to covered individuals (including our executive officers) in cases where we have to prepare an accounting restatement which resulted in the payment of incentive compensation greater than what should have been paid based on the restated financial results or corrected metric.

Board Leadership Structure

The Board regularly considers the appropriate leadership structure for the Company. In 2023, the Board was led by an independent Chairman, Mr. Wood. Our Board believes this structure provides an effective leadership model for the Company and helps assure effective independent oversight. However, our Board also believes that no single leadership model is right for all companies and at all times. Depending on the circumstances, other leadership models, such as combining the roles of the Board Chairman and Chief Executive Officer, might be appropriate. The Board and the Governance/Nominating Committee will continue to evaluate the Board’s leadership structure as part of its regular review of corporate governance and succession planning to ensure it remains best suited for the Company and its stockholders.

Risk Oversight

The Board and its Audit Committee play an active role in the oversight of risk and our risk management practices. The Audit Committee primarily is responsible for reviewing financial and compliance risks, with the full Board responsible for other risks. We conduct comprehensive Enterprise Risk Assessments on a periodic basis, and review the results with the Board, as appropriate. We update the Board regularly on actions taken as a result of the Enterprise Risk Assessments. Because of our size and available resources, we do not have a dedicated risk management function; rather, certain of our employees are charged with responsibility for specific risk areas, including for example operational risks, liquidity risks, legal risks, and compliance risks. We rely on information systems to obtain, rapidly process, analyze, and manage data in order to effectively operate our business. We are committed to protecting our business information, intellectual property, customer, supplier and employee data and information systems from cybersecurity risks and maintain an active cybersecurity risk management program. We maintain enterprise-wide information security policies, processes and standards that set the requirements around acceptable use of information systems and data, risk assessment and management, identity and access management, data security, security operations, security incident response and threat and vulnerability management. We work to align to the National Institute of Standards and Technology (NIST) 800-171 Cybersecurity Framework, as its program controls are designed to protect and maintain confidentiality, integrity, and continued availability of our data and information systems. Our team of information system professionals and third-party providers monitors our information systems for cybersecurity threats, breaches, intrusions and other weaknesses, responds to cybersecurity incidents, develops and implements plans to mitigate cybersecurity threats and facilitates training for our employees. We also engage consultants and other third-party advisors to conduct independent assessments of our cybersecurity readiness and control effectiveness. In collaboration with our third-party providers, we seek to gain insights into emerging threats and vulnerabilities, industry trends, and leading practices to inform our cybersecurity response. These individuals make periodic reports to the Board and the Audit Committee on their areas of risk oversight. During 2023, the Board was involved in overseeing, evaluating and providing advisory input into management’s plans and responses to the COVID-19 pandemic and the risks associated therewith.

Stockholder Communications with the Board of Directors

Stockholders may communicate directly with the Board or any of its individual members. Any such communication should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-employee directors, and our Corporate Secretary will forward the communication to our directors, as appropriate. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Broadwind Attn: Corporate Secretary 3240 South Central Avenue Cicero, Illinois 60804

Director Attendance at Annual Meetings

Directors’ attendance at our Annual Meetings can provide our stockholders with an opportunity to communicate with directors about issues affecting us. Our Principles of Corporate Governance encourage our directors to attend the Annual Meetings. All of our then-current directors attended our 2023 Annual Meeting of Stockholders.

Committee and Board of Directors Meetings

During 2023, the Board met ten (10) times, including in-person, video and telephonic meetings. The directors also communicated informally to discuss our affairs and, when appropriate, took formal action by unanimous written consent of all directors, in accordance with our Certificate of Incorporation, Bylaws and Delaware law. Executive sessions of the independent directors are scheduled at least twice per year in conjunction with regularly scheduled Board meetings.

The Board has three (3) standing committees: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.  In 2023, each director attended 100% of the meetings of the Board and of committees on which they serve.

Current Committee Membership

The following table sets forth the current membership of each of the Board’s committees. Mr. Wagner will be retiring at the Annual Meeting. The Compensation Committee and the Governance/Nominating Committee each will be comprised of four persons immediately following Mr. Wagner’s retirement.

Audit Committee	Compensation Committee	Governance/Nominating Committee
David P. Reiland (Chairman)	Cary B. Wood (Chairman)	Philip J. Christman (Chairman)
Philip J. Christman	Philip J. Christman	David P. Reiland
Jeanette A. Press	Sachin M. Shivaram	Sachin M. Shivaram
Sachin M. Shivaram	Jeanette A. Press	Jeanette A. Press
	Thomas A. Wagner	Thomas A. Wagner

Audit Committee

The Board maintains an Audit Committee currently comprised of four independent directors, including two financial experts (as defined below). The current members of the Audit Committee are Ms. Press and Messrs. Reiland (Chairman), Christman, and Shivaram. The Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies the NASDAQ requirements and the criteria of Section 10A(m)(3) and Rule 10A-3 of the Exchange Act.

Audit Committee Scope of Authority and Charter

The primary function of the Audit Committee is assisting the Board with oversight responsibilities, including with respect to the following: (a) the financial reports and other material financial information we provide to any governmental body or the public; (b) the relationship with our independent accountants (including appointment and compensation) who report directly to the Audit Committee; (c) pre-approval of all audit services and non-audit services to be performed by our independent accountants; (d) our systems of internal and external reporting processes and internal controls regarding finance, accounting, legal compliance and ethics; (e) oversight with respect to related party transactions and any complaints received by us regarding accounting, internal accounting controls and auditing; (f) preparation of an annual Audit Committee Report to be presented to the Board; and (g) our auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Audit Committee met four (4) times in 2023.

Audit Committee Financial Expert

The Board has determined that Mr. Reiland and Ms. Press are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K. Mr. Wood was designated as an “audit committee financial expert” during the time he served as a member of the Audit Committee from May 2016 to March 2022. The designation of Mr. Reiland and Ms. Press as audit committee financial experts does not impose on Mr. Reiland and Ms. Press any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on Mr. Reiland and Ms. Press as members of the Audit Committee and the Board in the absence of such designation or identification.

Audit Committee Report

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the Company’s accounting, auditing, and financial reporting practices. In discharging its responsibilities regarding the audit process, the Audit Committee:

1.	reviewed and discussed the audited financial statements with management;

2.	discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, as amended (Communications with Audit Committees); and

3.

received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Members of the Audit Committee:
David P. Reiland (Chairman)
Philip J. Christman
Jeanette A. Press
Sachin M. Shivaram

Compensation Committee

Responsibility for evaluating our compensation policies, oversight of management’s performance and recommendations regarding compensation of senior management has been delegated by the Board to the Compensation Committee. The current members of the Compensation Committee are Ms. Press and Messrs. Wood (Chairman), Christman, Shivaram, and Wagner. The Board believes that each member of the Compensation Committee satisfies the independence requirements of NASDAQ Rule 5605(d) and Rule 10C-1 under the Exchange Act.

Compensation Committee Scope of Authority and Charter

Under the Compensation Committee’s written charter, the primary duties and responsibilities of the Compensation Committee include the following: (a) periodically review our philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective; (b) annually consider  strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible; (c) review individual and Company performance goals and objectives of our CEO and other senior management, evaluate such officers’ performance in light of these goals, and determine and approve appropriate compensation levels and equity grants; (d) oversight with respect to compensation policies and plans, including incentive plans, equity plans, benefits, and perquisites of senior management; (e) general oversight and risk assessment with respect to human resources policies, strategies and programs and employee benefit plans; (f) recommend compensation plans for members of the Board; and (g) assess potential conflicts of interest raised by the work of compensation consultants that are involved in determining or recommending executive or director compensation. The Compensation Committee’s charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Compensation Committee met four (4) times in 2023.

The Board and the Compensation Committee make compensation decisions regarding our executive officers. In making compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of our CEO and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to our CEO and any other officer of the Company or our subsidiaries so designated by our CEO. Other than giving such recommendations, however, our CEO and other senior management have no formal role and no authority to determine the amount or form of executive and director compensation.

The Compensation Committee may, at our expense, retain legal counsel (which may be, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such consultants’ and advisors’ fees and other retention terms and to terminate its relationship with any such consultant or advisor. The Compensation Committee will assess the independence of any such legal counsel, consultants or advisors to the extent required by applicable SEC and NASDAQ rules. For additional information regarding these services, please see the discussion entitled “Role of Compensation Consultant” included in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual Compensation Committee members.

Governance/Nominating Committee

The current members of the Governance/Nominating Committee are Ms. Press and Messrs. Christman (Chairman), Reiland, Shivaram and Wagner. The Board believes that each member of the Governance/Nominating Committee satisfies the independence requirements of NASDAQ Rule 5605(e). The nominees for election to the Board at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Governance/Nominating Committee met five (5) times in 2023.

The Governance/Nominating Committee reviews director nominees proposed by stockholders. A stockholder who wishes to recommend one or more director nominees must provide a written recommendation to our Corporate Secretary, at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804. In order to recommend a nominee for director at an Annual Meeting pursuant to our Bylaws, our Corporate Secretary must receive the written nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (or, if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, the written nomination must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs).

Our Bylaws require that a notice of a recommendation must include:

●	with respect to the stockholder giving the notice:

●	the name and record address of such stockholder and any Stockholder Associated Person (as defined in the Bylaws);

●	the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or any such Stockholder Associated Person;

●

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or such Stockholder Associated Person with respect to any share of stock of the Company

●

a description of all arrangements or understandings between such stockholder or such Stockholder Associated Person and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder

●	a representation that such stockholder intends to appear in person or by proxy at the annual meeting of stockholders to nominate the persons named in its notice;

●

such other information relating to the stockholder and any such Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with a contested solicitation of proxies in which such stockholder or Stockholder Associated Person is a participant in a solicitation subject to Regulation 14 of the Exchange Act;

●

a representation whether the stockholder is being financed or indemnified by any third party for making this nomination and a reasonably detailed description of the source of funds to be used to fund the solicitation of votes in connection with the nomination;

●

a fully completed director’s questionnaire (which questionnaire shall be provided by the Secretary upon written request by the stockholder giving the notice by registered mail at least ten (10) days prior to the submission of the notice;

●

a representation and agreement (in the form provided by the Secretary upon written request by the stockholder giving the notice prior to submission of such notice), including that such person: (A) consents to be named in the proxy statement as a nominee, to serve as a director if elected, and to the public disclosure of the information provided pursuant to the Bylaws; (B) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (ii) any Voting Commitment that could interfere with such person’s fiduciary duties under applicable law; (C) will provide facts, statements and other information in all communications with the Company and its stockholders and beneficial owners that are and will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (D) is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company that has not been disclosed to the Company; and (E) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable law, all applicable rules of the U.S. exchange upon which the Common Stock of the Company is listed and all applicable, publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and other guidelines of the Company (including a requirement to preserve and maintain the confidentiality of the Company’s material non-public information);

●

a representation that such stockholder intends to solicit proxies from stockholders representing at least 67% of the voting power of the shares entitled to vote on the election of directors, in accordance with Rule 14a-19 under the Exchange Act, and shall include a statement to that effect on the proxy statement or the form of proxy of such stockholder; and

●	such other information relating to the proposed nomination as the Company may reasonably request.

●	with respect to the director nominee:

●	the name, age, business address, and residence address of such director nominee;

●	the principal occupation or employment of such director nominee;

●	the class or series and number of shares of our capital stock which are owned beneficially or of record by such director nominee; and

●

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A, including, without limitation, Rule 14a-19 of the Exchange Act.

Such notice must be accompanied by (1) a written consent of each proposed director nominee being named as a nominee and to serve as a director if elected and (2) a representation that such stockholder has complied with such requirements of Rule 14a-19 under the Exchange Act. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in our Bylaws and as required by applicable law.

The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board; for developing and recommending to the Board our Principles of Corporate Governance; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

The Governance/Nominating Committee will consider candidates for the Board who are recommended by stockholders, directors, third party search firms engaged by us, and other sources. When selecting candidates for recommendation to the Board, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

●

independence standards, the presence of any material interests that could cause a conflict between our interests and the interests of the director nominee, and the director nominee’s ability to exercise his or her best business judgment in the interest of all our stockholders;

●	the director nominee’s willingness to adhere to our Code of Ethics;

●

the director nominee’s ability to devote sufficient time to the business of the Board and at least one of the standing committees of the Board, in light of the number of other boards on which the director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the director nominee;

●	the appropriate size and the diversity of the Board;

●

the knowledge, skills and experience of the director nominee, including experience in the industries in which we operate, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	the director nominee’s familiarity with domestic and international business matters;

●	legal and regulatory requirements that are applicable to us;

●	the director nominee’s experience with generally accepted accounting principles and other accounting rules and practices;

●	the director nominee’s ability to enhance the relationship of our business to the changing needs of society; and

●	the desire of the Board to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

In February 2015, the Board amended our Principles of Corporate Governance to establish a mandatory retirement age of 72 years old for directors, provided that the Board may choose to make an exception to this policy when it determines that doing so would be in the best interests of the Company and our stockholders.

The Governance/Nominating Committee believes in an expansive definition of diversity that includes differences of gender, ethnicity, sexual orientation and other underrepresented groups as well as experience, education and talents, among other things. The Broadwind, Inc. Governance/Nominating Committee Policies for Director Nominations and Stockholder Proposals is available on our website, www.bwen.com.

The NASDAQ diversity matrix is set forth below as required under the listing requirements of NASDAQ.

Board Diversity Matrix

Board Diversity Matrix (As of March 19, 2024)
Total Number of Directors - 6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

EXECUTIVE OFFICERS

The names and ages of our current executive officers and the positions held by each are as follows:

Name	Age	Position
Eric B. Blashford	59	President and Chief Executive Officer
Hayes M. Kennedy	61	Vice President and Chief Human Resource Officer
Thomas A. Ciccone	49	Vice President and Chief Financial Officer
Daniel E. Schueller	61	President, Broadwind Heavy Fabrications, Inc.
Gilbert M. Mayo, Jr.	62	President, Broadwind Industrial Solutions, LLC

Eric B. Blashford has served as member of the Board and as President and CEO since March 1, 2020. Prior to that, Mr. Blashford served as Chief Operating Officer of Broadwind from May 2018 to February 2020 and President of Broadwind Heavy Fabrications, Inc., formerly known as Broadwind Towers from October 2014 to May 2019. From January 2012 to October 2014, he served as President of a group of businesses owned by The Heico Companies, LLC, including Barko Hydraulics, LLC, Pettibone Traverse Lift, LLC, and Tiffin Parts, LLC, all of which are manufacturers of heavy duty off road vehicles (and parts) for the forestry, material handling, oil and gas, and construction industries. For the five years prior to joining Heico, Mr. Blashford served as President for a group of companies owned by The Scott Fetzer Co., servicing the truck equipment, electrical fittings, and industrial equipment markets. He started his career with Waltco Truck Equipment Company, where he served in various accounting and operational roles. Mr. Blashford holds a Bachelor of Science in Business Administration degree in Accounting from the University of Akron and a Master of Business Administration degree from Kent State University, and is a registered Certified Public Accountant (non-practicing) in the state of Ohio.

Hayes M. Kennedy has served as our Vice President and Chief Human Resource Officer since August 17, 2020. From October 2014 to May 2020, he served as Vice President of Human Resources of CHS, Inc. (NASDAQ: CHSCP, CHSCO, CHSCN, CHSCM, CHSCL), a leading farmer-owned cooperative and a global energy, grains and foods company. For the six years prior to joining CHS, Inc., Mr. Kennedy served as Senior Human Resource Director of The Gavilon Group, LLC and three years at ConAgra Foods Inc. as the Human Resource Director. Mr. Kennedy holds a Bachelor of Science from Cornell University- School of Industrial and Labor Relations.

Thomas A. Ciccone has served as our Vice President and Chief Financial Officer since August 10, 2022. Prior to that Mr. Ciccone served as Vice President and Principal Accounting Officer since October 1, 2021, Corporate Controller, Assistant Treasurer and Assistant Secretary from July 2017 to September 2021. He joined Broadwind in 2008 as Accounting Manager, and has since held various corporate finance roles including Director of Finance and Manager of External Reporting. Prior to joining Broadwind, Mr. Ciccone began his career with Ernst & Young LLP and served in an audit/attestation role for five years. He also served as Controller at Assistive Technology Group, Inc. for five years. Mr. Ciccone is a Certified Public Accountant (non-practicing) in the state of Illinois and holds a Bachelor of Science in Accounting from the University of Illinois at Urbana-Champaign.

Daniel E. Schueller has served as President of Broadwind Heavy Fabrications, Inc. since May 2019. He served as President of Brad Foote Gear Works, Inc., a subsidiary of the Company specializing in custom gear manufacturing, from May 2016 to April 2019 and from April 2010 to March 2013. In the interim period, Mr. Schueller was Vice President of Parts and Service for Federal Signal Corporation (NYSE: FSS) and Vice President of Bronto Skylift Oy Ab (a subsidiary of Federal Signal Corporation) in Tampere, Finland, a manufacturer of truck mounted aerial equipment for fire protection and industrial applications. Prior to that position, he was Vice President/General Manager Parts and Service and Vice President/General Manager of Vactor Manufacturing Inc., a part of the Environmental Solutions Group of Federal Signal Corporation, from March 2003 to April 2010. Mr. Schueller previously held manufacturing positions at Tecumseh Engines and at Case New Holland. Mr. Schueller earned a Bachelor of Science Degree in Mechanical Engineering Technology from the Milwaukee School of Engineering, and a Master of Business Administration degree from St. Ambrose University. He currently serves on the Board of Directors of HCC Inc., a supplier of combine components to the agricultural industry, and was previously on the Advisory Board of the Illinois Manufacturing Excellence Center.

Gilbert M. Mayo has served as President of Broadwind Industrial Solutions, LLC (“BIS”) since September 2018.  Mr. Mayo was the General Manager, Heavy Fabrications, at Broadwind Towers from January 27, 2015 to October 1, 2017 until his appointment as President of BIS. Prior to joining Broadwind, Mr. Mayo spent over sixteen years in the Scott Fetzer Company, serving in various leadership roles, including President of the Halex Company, a leading national manufacturer of electrical fittings and accessories.  He held senior operations leadership positions in both the Fort James Company and Michelin Tire Corporation.  Mr. Mayo served as an officer in the United States Marine Corps for five years.  Mr. Mayo holds a Bachelor of Science degree from the United States Naval Academy, a Master of Arts degree from Webster University and a Master of Business Administration degree from Clemson University.

COMPENSATION DISCUSSION AND ANALYSIS

Business Summary

Broadwind is a precision manufacturer of structures, equipment and components for clean technology and other specialized applications. We provide technologically advanced high value products to customers with complex systems and stringent quality standards that operate in energy, mining and infrastructure sectors, primarily in the United States of America (the “U.S.”). Our capabilities include but are not limited to the following: heavy fabrications, welding, metal rolling, coatings, gear cutting and shaping, gearbox manufacturing and repair, heat treat, assembly, engineering and packaging solutions.

We were incorporated in 1996 in Nevada as Blackfoot Enterprises, Inc., and through a series of subsequent transactions, became Broadwind Energy, Inc., a Delaware corporation, in 2008. Through acquisitions in 2007 and 2008, we focused on expanding upon our core platform as a wind tower manufacturer, established our Gearing segment, and developed and broadened our industrial fabrications capabilities. In early 2017, we acquired Red Wolf Company, LLC, a kitter and assembler of industrial components primarily supporting the global gas turbine market. In 2020, we rebranded to Broadwind, Inc., a reflection of our diversification progress to date and our continued strategy to expand our product and customer diversification outside of wind energy. Effective with our 2020 rebranding, we renamed certain segments. Our Towers and Heavy Fabrications segment was renamed to Heavy Fabrications and our Process Systems segment was renamed to Industrial Solutions. Our Gearing segment name remained the same.

For a more detailed discussion of our business, please see Item 1, “Business”, of our Annual Report.

2023 Business Highlights

●

2023 results were strong as we benefited from strong order intake levels within each of our operating segments during 2022, and into the first part of 2023.  We entered 2023 with backlog of $297 million, the highest level in nearly ten years, due primarily to a $175M tower order received late in 2022.  2023 results also reflect the positive impact derived from the advanced manufacturing production tax credits we earned associated with the Inflation Reduction Act of 2022.  For the full year 2023; revenues and operating income improved significantly in each operating segment when compared to 2022.

●

From a commercial perspective, we did experience a decrease in order intake levels in 2023.  This was primarily driven by a decrease in tower orders due to timing, as a major wind tower customer secured relatively longer-term capacity during the fourth quarter of 2022, instead of ordering in more regular intervals consistent with how orders are typically placed.  Gearing segment orders were also down due to a slow-down in demand with Oil & Gas customers. Partially offsetting these decreases was an increase in Industrial Solution orders due to strong demand for their core natural gas turbine offerings. We ended 2023 with $183 million in backlog.

●	We ended the year in a strong liquidity position with total cash and excess availability under the Company’s credit facility of $22.8 million.

2023 Named Executive Officers (NEOs)

Our Named Executive Officers for 2023 are:

Name	Position
Eric B. Blashford	President and Chief Executive Officer
Thomas A. Ciccone	Vice President and Chief Financial Officer
Daniel E. Schueller	President, Broadwind Heavy Fabrications, Inc.

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to support the overall objective of maximizing long-term stockholder value by aligning the interests of our executive officers with the interests of our stockholders, and rewarding executive officers for achieving Company and strategic objectives as established by the Compensation Committee. The executive compensation program is also designed to provide compensation opportunities that attract and retain the services of talented and experienced leaders vital to our short and long-term success. This Compensation Discussion and Analysis provides a description of the material elements of our executive compensation practices for our executive officers. This description should be read in conjunction with the Summary Compensation Table and related compensation tables in this Proxy Statement.

How We Make Compensation Decisions

Pay for Performance Alignment

Our executive compensation program is intended to align the interests of our executive officers with those of our stockholders using performance based incentives. The Compensation Committee designed the executive compensation program so that variable pay elements (performance-based bonuses and long-term incentives) constitute a significant portion of the target compensation opportunity for each executive officer.

Corporate Governance Framework

The Compensation Committee engages in an ongoing review of our executive compensation program to ensure that it supports our compensation policy and ultimately serves the interests of our stockholders. Following are highlights of our corporate governance framework, which the Compensation Committee believes reinforces our pay for performance philosophy:

●	Significant Compensation at Risk: Variable pay comprises a significant portion of our executive compensation.

●	No Excise Tax Gross-up Payments on Change in Control Benefits: Our executive compensation arrangements do not include excise tax gross-up payments in the event of a change in control.

●

Limited Perquisites and Other Benefits:  We do not provide our executive officers with perquisites such as Company vehicles, club memberships, financial planning assistance, tax preparation or other benefits. We do not offer a service-based defined benefit pension plan to our employees

●

Stock Ownership Guidelines:  We require our executive officers and directors to meet stock ownership guidelines (ranging from one to five times annual base salary in the case of executive officers and three times annual cash retainer fees in the case of directors). The stock ownership guidelines are described in more detail below in the section entitled “Stock Ownership Guidelines.

●

Anti-Hedging and Anti-Pledging Policies: We have adopted policies whereby directors, officers and certain other key employees are prohibited from entering into hedging transactions or similar arrangements with respect to our securities and may not pledge our securities as collateral for a loan.

●	Benchmarking Process: The Compensation Committee reviews the external marketplace and our peer group in order to factor in current competitive and best practices when making compensation decisions.

●

Clawback Policy: We amended our existing policy to be in compliance with Section 10D of the Securities Exchange Act of 1934, as amended, and the NASDAQ requirements relevant thereto, pursuant to which the Company will, subject to limited exceptions, recover incentive compensation paid to covered individuals (including our executive officers) in cases where we have to prepare an accounting restatement which resulted in the payment of incentive compensation greater than what should have been paid based on the restated financial results or corrected metric.

●

Insider Trading Policy: We amended our existing Policy Statement on Inside Information and Securities Trading which governs the purchase, sale and/or other disposition of our securities by our directors, officers and employees that is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations.

●	Use of Independent Compensation Consultant: The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant.

Role of Compensation Consultant

Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. The Compensation Committee has engaged FW Cook, an independent compensation consultant, to advise the Compensation Committee on certain executive compensation matters, including with respect to benchmarking, compensation trends and retention practices. In 2023, FW Cook performed the following services for the Compensation Committee:

●

Provided the Compensation Committee with updates on current trends, regulatory developments and best practices in executive compensation, including insight regarding Pay Versus Performance as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K; and

●

Advised the Compensation Committee regarding various compensation design and reporting matters (with respect to both executive compensation and Board compensation), and attended four (4) Compensation Committee meetings held during the year.

Role of Senior Management in Compensation Decisions

The Board and the Compensation Committee make compensation decisions regarding our executive officers. However, in making executive compensation decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Board’s and the Compensation Committee’s activities in the following specific respects:

●

Our CEO reports to the Compensation Committee with respect to evaluation of the performance of other executive officers. Our CEO makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards. Our CEO is not present when the Compensation Committee deliberates and approves changes to his compensation.

●

Our CEO and Chief Human Resource Officer develop and recommend for consideration by the Compensation Committee performance objectives and targets for our incentive compensation programs. The Compensation Committee makes final determinations of performance objectives and targets.

Consideration of Prior Year Say-on-Pay Vote

In the Compensation Committee’s 2023 compensation setting process, the Compensation Committee considered the results of the votes cast on the “say-on-pay” proposal at our 2022 Annual Meeting of Stockholders and determined that our executive compensation philosophy, objectives and elements continue to be appropriate and align with stockholder interests. In 2023, the Company received a 77% vote in favor of the “say-on-pay” advisory proposal. Accordingly, the Compensation Committee did not make any changes to our 2023 executive compensation program in response to the “say-on-pay” vote.

Use of Peer Group

The Compensation Committee uses a customized peer group for benchmarking purposes. The peer group has been revised and/or updated periodically, following recommendations from the Compensation Committee’s independent compensation consultant. The Compensation Committee considered the appropriate peer group in February 2023 based on criteria that included industry classification, annual revenue, and market capitalization.. Following this review, the Compensation Committee approved the following peer group for 2023 executive compensation benchmarking purposes:

American Super Conductor	Eastern Company	Perma-Pipe International Holdings, Inc.
Argan	Graham Corporation	Preformed Line Products
Capstone Green Energy Corporation	Hurco Companies, Inc.	Thermon Group
DMC Global Inc.	Orion Energy System	Twin Disc, Incorporated

Elements of Compensation

Overview

The Compensation Committee has implemented a formalized compensation structure for our executive officers that includes base salary, an annual incentive opportunity, and long-term incentives. In allocating compensation among these components, the Compensation Committee believes that each executive officer’s target compensation should include a significant performance based component. The Compensation Committee does not solely use a formulaic approach in determining the weighting of each component of total compensation. Rather, in setting each separate component of compensation, the Compensation Committee evaluates the total compensation package of each executive officer relative to market, peers and performance.

Components

Base Salary

We pay our executive officers fixed annual salaries, which provide a degree of financial stability and are intended to reflect the competitive marketplace, to attract and retain quality executive officers. The Compensation Committee reviews base salaries for all executive officers on an annual basis. In determining the base salary for each executive officer, the Compensation Committee assesses the responsibilities associated with the executive officer’s position, individual contributions and performance, skill set, prior experience, and the external market for the position. Although the median of peer group and other external market data is used as a benchmark to set base salaries for our executive officers, actual base salaries may be higher or lower than the median based on the factors set forth above.

Annual Incentive Opportunity

We provide our executive officers with short-term incentive compensation through our annual cash bonus program, the Executive Short-Term Incentive Program (the “STIP”). The STIP is designed to reward our executive officers for achieving pre-established performance goals. The Compensation Committee administers the STIP, including setting annual incentive goals for performance against both financial targets and key business objectives, and then assessing actual performance against those targets at the end of the incentive period. Under the STIP, each executive officer has an annual target bonus opportunity equal to a fixed percentage of base salary, which takes into account peer group market data and the unique skills and contributions of each individual. The STIP target percentage ranges from a minimum of 30% of base salary for certain executive officers, up to 75% of base salary in the case of Mr. Blashford. Actual STIP payouts may range from 0% to 150% of target depending on the level of performance achieved during the year. All payments under the STIP are subject to the discretion of the Compensation Committee.

Long-Term Incentives

We provide our executive officers with long-term incentive compensation through our Executive Long-Term Incentive Program (the “LTIP”), which is administered under the A&R 2015 EIP. The LTIP is designed as a long-term incentive vehicle to retain key executive officers, promote higher levels of Company stock ownership by executive officers, and encourage long-term planning by the senior leadership team. The LTIP is intended to deliver market competitive long-term incentive opportunities that encourage the behaviors and long-term perspective necessary for creating stockholder value. The Compensation Committee administers the LTIP, including setting long-term incentive goals based upon corporate performance and determining the threshold, target, and maximum payout levels for each plan year. Under the LTIP, each executive officer has a target bonus opportunity based on peer group market data and the unique skills and contributions of each individual. In recent years, the LTIP has generally been divided into two components: time-based Restricted Stock Units (RSUs) and performance-based RSUs. For LTIP awards, the Company retains the right to pay out performance-based RSUs using any combination of cash or shares of Common Stock.

The chart below shows the targeted total compensation mix for Mr. Blashford, our CEO, for 2023:

2023 Compensation

Base Salary

Base salaries for executive officers are reviewed annually by the Compensation Committee, or when there is a significant change in responsibilities. Mr. Blashford’s annual base salary was increased from $431,375 in 2022 to $440,003, effective July 3, 2023. For additional information regarding the Blashford Employment Agreement, please see the discussion entitled “Employment Agreement with CEO” in this Proxy Statement. Mr. Schueller’s base salary was increased from $266,336 in 2022 to $273,025 effective July 3, 2023. Mr. Ciccone’s base salary was increased from $230,000 in 2022 to $238,050 effective July 3, 2023. The following table sets forth 2023 base salary information for our NEOs:

Executive Officer	Beginning Base Salary	Adjustment Date	New Base Salary
Eric B. Blashford	$431,375	July 3, 2023	$440,003
Daniel E. Schueller	$266,336	July 3, 2023	$273,025
Thomas A. Ciccone	$230,000	July 3, 2023	$238,050

Annual Incentive Opportunity

2023 STIP Payout. STIP targets for 2023 were based 50% on earnings targets, 25% on revenue from a diverse set of customers and products (“Diverse Revenue”) and 25% on the effective management of working capital.  For the earnings target, the Compensation Committee selected Consolidated EBITDA as the most relevant measure of consolidated financial performance because it believes that it most comprehensively captures the management of revenue, margins, and cash expenses. STIP targets are set for each individual business unit and also for the Company based on consolidated financial performance.  Messrs. Blashford and Ciccone were compensated based on consolidated financial performance of the Company. Mr. Schueller’s STIP is based 50% on results for the Heavy Fabrications business unit segment and 50% on results for the consolidated financial performance of the Company.

The following table shows the threshold, target and maximum 2023 EBITDA targets established for purposes of determining 2023 STIP award payouts for our NEOs:

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2023 Consolidated EBITDA (Consolidated Broadwind)	$10,566,000	$16,288,000	$22,010,000
2023 EBITDA - Heavy Fabrications Segment	$12,743,000	$16,990,000	$21,238,000

For 2023, we reported Consolidated EBITDA of $21,474,000, which was above the target but below the maximum amount, resulting in a 145.3% payout for the consolidated financial performance component of the 2023 STIP for Messrs. Blashford and Ciccone.

For 2023, we reported EBITDA for the Heavy Fabrications segment of $19,457,000, which was above the target but below the maximum amount resulting in a 129.0% payout for the financial performance component of the 2023 STIP for Mr. Schueller.

The following table shows the threshold, target and maximum 2023 Diverse Revenue targets established for purposes of determining 2023 STIP award payouts for our NEOs:

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2023 Consolidated Diverse Revenue	$43,350,000	$51,000,000	$61,200,000
2023 Diverse Revenue - Heavy Fabrications Segment	$27,200,000	$32,000,000	$38,400,000

For 2023, we recorded Consolidated Diverse Revenue of $57,938,000, which was above the target but below the maximum, resulting in a payout of 134.00% of target for this 25% component of the 2023 STIP for Messrs. Blashford and Ciccone.

For 2023, we recorded Diverse Revenue for the Heavy Fabrications segment of $29,600,000, an achievement above the threshold but below the target, resulting in a payout of 75.00% of target for this 25% component of the 2023 STIP for Mr. Schueller.

The following table shows the threshold, target and maximum 2023 targets for Cash Conversion Cycle (“CCC”), a STIP metric related to the effective management of working capital where lower is better. The CCC is calculated using as a 13-point month-end average of: (a) the number of days sales tied up in accounts receivable net of customer deposits; plus (b) the number of days cost of sales tied up in inventories; less (c) the number of days cost of sales financed by accounts payable. The introduction of the CCC target reflects the desire to increase management’s focus on improving the efficiency of the cash conversion process and thereby improve liquidity and reduce interest expense.

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2023 Avg. CCC (days) Consolidated	52	41	35
2023 Avg. CCC (days) - Heavy Fabrications Segment	25	18	14

In 2023, the 13-point CCC averaged 39 days for Consolidated, which was below the target amount but above the maximum, resulting in a 116.7% payout for the cash conversion component of the 2023 STIP for Messrs. Blashford and Ciccone.

In 2023, for Broadwind Heavy Fabrications, the 13-point CCC averaged -3 days, which performance was the maximum, resulting in 150% of target for this 25% component of the 2023 STIP for Mr. Schueller.

Based on these factors, total 2023 STIP payouts to the NEOs were as follows:

Executive Officer	2023 STIP Payout
Eric B. Blashford	$441,860
Daniel E. Schueller	$137,985
Thomas A. Ciccone	$158,137

Long-Term Incentives

2021 LTIP Awards:

For the 2021 PSU portion of LTIP awards, the Compensation Committee re-introduced a Performance Index (PI) for calculating performance based LTIP payouts.

The performance-based PSU awards are tied to our success at growing stockholder value over the three-year performance period ending December 31, 2023, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:       Is set annually by the Board to approximate EBITDA multiples for peers

Average Net Debt:    Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

The following table summarizes the awards granted in 2021 to the NEOs under the LTIP, as approved by the Compensation Committee at its February 2021 meeting.

Executive Officer	Targeted 2021 LTIP Value (% of Base Salary)	2021 LTIP Time-Based RSUs Granted	2021 LTIP Performance-Based RSUs Granted
Eric B. Blashford	75	28,008	$34,232
Daniel E. Schueller	40	9,560	11,685
*Thomas A. Ciccone	N/A	N/A	N/A

*Mr. Ciccone was not a participant in the 2021 LTIP award.

The following represents the targets set for the 2021-2023 PSU grant award for the participants:

7.3X Multiple
	Threshold	Target	Max
Growth Assumption	5%	10%	15%

2020 Baseline		2.75
2021	2.89	3.02	3.16
2022	3.03	3.32	3.63
2023	3.18	3.66	4.18
Cumulative	9.10	10.00	10.97

The PSU Award portion for the 2021 - 2023 LTIP grant achieved a 7.01 PI which results in 0% achievement and no payout for the PSU portion of the award.

2022 LTIP Awards

For the 2022 LTIP awards, the Compensation Committee again utilized a Performance Index (PI) for calculating performance based LTIP payouts.

The performance-based RSU awards are tied to our success at growing stockholder value over the three-year performance period ending December 31, 2024, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:       Is set annually by the Board to approximate EBITDA multiples for peers

Average Net Debt:    Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

The following table summarizes the awards granted in 2022 to the NEOs under the LTIP, as approved by the Compensation Committee at its February 2022 meeting.

Executive Officer	Targeted 2022 LTIP Value (% of Base Salary)	2022 LTIP Time-Based RSUs Granted	2022 LTIP Performance-Based RSUs Granted
Eric B. Blashford	75	59,766	73,047
Daniel E. Schueller	40	19,680	24,053
Thomas A. Ciccone	30	11,813	14,438

*2022 Grant issued at a floor basis of $2.40

2023 LTIP Awards

For the 2023 LTIP awards, the Compensation Committee again utilized a Performance Index (PI) for calculating performance based LTIP payouts.

The performance-based PSU awards are tied to our success at growing stockholder value over the three-year performance period ending December 31, 2025, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:       Is set annually by the Board to approximate EBITDA multiples for peers

Average Net Debt:    Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

The following table summarizes the awards granted in 2023 to the NEOs under the LTIP, as approved by the Compensation Committee at its February 2023 meeting.

Executive Officer	Targeted 2023 LTIP Value (% of Base Salary)	2023 LTIP Time-Based RSUs Granted	2023 LTIP Performance-Based RSUs Granted
Eric B. Blashford	75	35,423	43,295
Daniel E. Schueller	40	11,666	14,258
Thomas A. Ciccone	50	12,591	15,389

*2023 Grant issued at a floor basis of $4.11

2024 Compensation

Base Salary

Base salaries for executive officers are reviewed annually by the Compensation Committee, or when there is a significant change in responsibilities.  The following table sets forth the 2023 base salary information for our NEOs. No changes to the base salary of the NEOs have been made for 2024.  The Compensation Committee reserves the right to make changes to the base salaries for the 2024 fiscal year.

Executive Officer	Current Base Salary
Eric B. Blashford	$440,003
Daniel E. Schueller	$273,025
Thomas A. Ciccone	$238,050

Annual Incentive Opportunity

2024 STIP Awards

The structure of the STIP program was unchanged in 2024.

Long-Term Incentive Opportunity

2024 LTIP Awards

The structure of the LTIP program was unchanged in 2024.

Other Compensation Practices and Policies

Severance and Change in Control Provisions

Our employment agreement with Mr. Blashford and our severance and non-competition agreements with our other named executive officers contain severance and change in control provisions. These are more fully described below under the heading “Potential Payments Upon Termination of Employment or Change in Control.” The severance provisions are intended to protect the executive officers from the loss of reasonably expected compensation and benefits (i) if we terminate the executive officer’s employment without cause or (ii) in the case of Mr. Blashford, if such employee terminates his employment for good reason. We provide severance benefits to recruit and retain executive officers, and we believe this benefit enhances our ability to attract and retain executive officers during challenging economic circumstances and in a competitive job market for executive talent. We believe the change in control provisions are aligned with the interests of our stockholders, enabling us to retain the executive officers in the event of a pending, threatened, or actual change in control. The provisions are also intended to provide our executive officers with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment.

Other Benefits

Our executive officers participate in our corporate-wide benefit programs and are provided benefits that are generally commensurate with the benefits provided to other full-time employees, which includes participation in our qualified defined contribution plan. We do not provide our executive officers with perquisites or other personal benefits such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Term life insurance is provided to Messrs. Blashford and Ciccone. These perquisites are disclosed in the “Details Behind All Other Compensation Column” table below.

Stock Ownership Guidelines

To further align the interests of our executive officers and directors with the interests of our stockholders, our executive officers and directors are subject to stock ownership guidelines. The required stock ownership levels are to be achieved within five years of first appointment or election as an executive officer or director, as applicable. The stock ownership guidelines require (i) each director to own a number of shares of our Common Stock having a value equal to three times the annual cash retainer fees earned in the immediately preceding calendar year, and (ii) each executive officer to own a number of shares of our Common Stock having a value equal to a multiple of the executive officer’s base salary then in effect, divided by the closing price of our Common Stock, as follows:

Position	Multiple of Base Salary
President and CEO	5 times
Chief Financial Officer	3 times
All Other Executive Officers	1 times

If an executive officer fails to satisfy the requirements of the stock ownership guidelines, the executive officer may have 25% of his or her annual incentive bonus paid solely in shares of our Common Stock until the executive officer owns the requisite number of shares. If a director fails to satisfy the requirements of the stock ownership guidelines, the director may have 25% of his or her director fees paid solely in shares of our Common Stock until the director owns the requisite number of shares. The Board has the authority and discretion to administer, interpret, amend or modify the stock ownership guidelines and to make all determinations that may be necessary or advisable in connection therewith (e.g., to take into account market volatility and instances of individual hardship).  All of our directors and executive officers are currently in compliance with our stock ownership guidelines.

Policies on Hedging and Pledging

Under our Policy Statement on Inside Information and Securities Trading (the “Policy”), all “Designated Persons” (as defined in the Policy to include our directors, officers and certain other key employees or representatives), are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to our securities, including the purchase or sale of “puts” or “calls” or the use of any other derivative instruments. Additionally, under the Policy, Designated Persons (i) may not pledge our securities as collateral for a loan, and (ii) must obtain pre-clearance from a “Securities Trading Administrator” (as defined in the Policy) before engaging in any transaction involving our securities. The Company does not have a hedging or pledging policy that applies Company-wide to employees generally.

Clawback Policy

In August 2023, the Compensation Committee revised its existing Policy on Recoupment of Incentive-Based Compensation policy to be in compliance with Section 10D of the Exchange Act, and the NASDAQ requirements relevant thereto, pursuant to which the Company will, subject to limited exceptions, recover incentive compensation paid to covered individuals (including our executive officers) in cases where we have to prepare an accounting restatement which resulted in the payment of incentive compensation greater than what should have been paid based on the restated financial results or corrected metric.

Under the prior policy,  the Compensation Committee could, in its discretion and to the extent legally permitted, require the return, repayment or forfeiture of any annual or long-term incentive payment or award made or granted to any current or former executive officer during the 36-month period following the filing with the SEC of financial statements that are later the subject of a material negative restatement (a “Restatement”), if: (i) the payment or award was predicated upon achieving certain financial results that were subsequently the subject of the Restatement; (ii) the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement; and (iii) a lower payment or award would have been made to the executive officer based upon the restated financial results. In each such instance, the amount required to be returned, repaid, or forfeited shall be the amount by which the executive officer’s payment or award for the relevant period exceeded the lower payment or award that would have been made or granted based on the restated financial results.

In addition, under the prior policy, the Compensation Committee could, in its discretion and to the extent legally permitted, require the return or repayment of any profits realized by such executive officer on the sale of our securities received pursuant to any such award granted during such 36-month period following the filing with the SEC of financial statements that are later the subject of such a Restatement, if the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement.

Tax Deductibility of Executive Compensation

Section 162(m) of the IRC, as amended by the Tax Cuts and Jobs Act of 2017 (“Section 162(m)”), generally disallows a deduction for federal tax purposes to any publicly traded corporation for any remuneration in excess of $1,000,000 paid in any taxable year to its chief executive officer, chief financial officer, and up to three other executive officers who are among our five most highly compensated executive officers. While the Compensation Committee considers the deductibility of awards in determining executive compensation, it also believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining our key executive officers.

Report of the Compensation Committee of the Board of Directors on 2023 Executive Compensation

This report is submitted by the Compensation Committee of the Board. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in the Company’s Proxy Statement for its 2024 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2023.

Members of the Compensation Committee:
Cary B. Wood (Chairman)
Philip J. Christman
Sachin M. Shivaram
Jeanette A. Press
Thomas A. Wagner

2023 Summary Compensation

The following table provides information regarding the compensation earned during the last two fiscal years by the following executive officers, whom we collectively refer to as our “named executive officers” or “NEOs” for purposes of this Proxy Statement.

SUMMARY COMPENSATION TABLE-2023

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Bonus	Awards (1)	Awards	Compensation	Compensation (2)	Total
Eric B. Blashford	2023	$435,357	$—	$323,137	$—	$441,860	$15,686	$1,216,040
President, Chief Executive Officer	2022	$428,188	$—	$235,079	$—	$101,762	$14,686	$779,715

Daniel E. Schueller	2023	$269,423	$—	$106,418	$—	$137,985	$10,977	$524,803
President, Broadwind Heavy Fabrications, Inc.	2022	$264,368	$—	$77,407	$—	$52,706	$10,775	$405,256

Thomas A. Ciccone	2023	$233,715	$—	$114,858	$—	$158,137	$10,818	$517,528
Vice President, Chief Financial Officer	2022	$217,154	$—	$46,464	$—	$26,141	$10,155	$299,914

1.

Represents the aggregate grant date fair value of all performance-based and time-based RSUs granted during the applicable year and calculated in accordance with ASC Topic 718 under our Equity Incentive Plan that was in effect at the time of grant, and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the awards are discussed in Note 15 to our consolidated financial statements included in our Annual Report.

2.	Please see the “Details Behind All Other Compensation Column” table below, a separate table provided for additional information regarding these amounts.

Details Behind All Other Compensation Column

The following table sets forth details concerning the information in the “All Other Compensation” column in the above 2023 Summary Compensation Table.

	Registrant
	Contributions	Life/
	to Defined	Disability	Post-
	Contribution	Insurance	Termination
Name	Plans (1)	Premiums (2)	Benefits	Other	Total
Eric B. Blashford	$13,200	$2,486	$—	$—	$15,686
Daniel E. Schueller	$10,777	$200	$—	$—	$10,977
Thomas A. Ciccone	$9,351	$1,467	$—	$—	$10,818

(1)	Represents the value of the 401(k) plan matching contributions made by the Company for 2023.

(2)	Represents the contributions by the Company to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

Outstanding Equity Awards At Year End 2023

The following table includes certain information with respect to the value of all unvested shares of restricted stock and RSU's previously awarded to the NEO's as of December 31, 2023. No NEO's held any unexercised options to purchase shares of Common Stock as of December 31, 2023.

		Stock Awards
				Equity Incentive	Equity Incentive
				Plan Awards:	Plan Awards:
		Number of	Market Value of	Number of Unearned	Market or Payout
		Shares or Units of	Shares or Units of	Shares, Units or	Value of Unearned Shares
		Stock That Have	Stock That Have	Other Rights That	Units or Other Rights
Name	Grant Date	Not Vested (1)	Not Vested (2)	Have Not Vested	That Have Not Vested
Eric B. Blashford	5/25/2023	35,423	$98,122	—	$—
	5/25/2023 (3)	—	$—	43,295	$119,927
	4/25/2022	39,844	$110,368	—	$—
	4/25/2022 (4)	—	$—	73,047	$202,340
	5/07/2021	9,336	$25,861	—	$—

Daniel E. Schueller	5/25/2023	11,666	$32,315	—	$—
	5/25/2023 (3)	—	$—	14,258	$39,495
	4/25/2022	13,120	$36,342	—	$—
	4/25/2022 (4)	—	$—	24,053	$66,627
	5/07/2021	3,187	$8,828	—	$—

Thomas A. Ciccone	5/25/2023	12,591	$34,877	—	$—
	5/25/2023 (3)	—	$—	15,389	$42,628
	4/25/2022	7,876	$21,817	—	$—
	4/25/2022 (4)	—	$—	14,438	$39,993
	5/07/2021	2,421	$6,706	—	$—

1.	Unless otherwise noted, these RSUs vest in one-third increments on each of the first through third year anniversaries of the date of grant.

2.	The market value of shares or units of stock that have not vested reflects a stock price of $2.77, the closing market price of our Common Stock on December 29, 2023 (the final trading day of 2023).

3.	2023 LTIP performance-based RSUs vest in full in 3 years provided the performance metric is achieved.

4.	2022 LTIP performance-based RSUs vest in full in 3 years provided the performance metric is achieved.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company for the fiscal years ended December 31, 2023, 2022 and 2021.

					Value of Initial
			Average Summary	Average	Fixed $100
	Summary		Compensation	Compensation	Investment Based
	Compensation	Compensation	Table for Non-	Actually Paid	on Company	Net
	Table Total	Actually paid	PEO Named	to Non-PEO Named	Total Shareholder	Income (Loss)
Year	per PEO (1)	to PEO (1)	Executive Officers (1)	Executive Officers (1)	Return	in 000's
2023	$1,216,040	$1,332,023	$521,165	$553,000	$34.93	$7,649
2022	$779,715	$974,452	$352,586	$385,164	$22.57	$(9,730)
2021	$765,688	$(341,408)	$349,653	$(83,304)	$23.71	$2,847

1.

Our CEO, Eric B. Blashford served as our principal executive officer (PEO) for each year reported. The Other NEO’s represent the following individuals for each of the years shown: Daniel E. Schueller for 2023, 2022 and 2021, Wayne W. Hanna for 2021, Jason L. Bonfigt for 2021 and Thomas A. Ciccone for 2023 and 2022.

Compensation Actually Paid (CAP) is defined by the SEC to include not only actual take-home pay for the reported year, but also (i) the year-end value of equity awards granted during the reported year, and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year. To calculate CAP, the following amounts were deducted from and added to the executives’ “total compensation” as reported in the Summary Compensation Table (SCT):

			Minus	Plus	Plus (Minus)	Plus (Minus)	Plus (Minus)	Equals
						Change in Fair
				Fair Value at Fiscal	Change in Fair	Value as of Vesting
				Year-End of	Value of	Date of Stock
		Summary	Grant Date Fair	Outstanding and	Outstanding and	Awards Granted in
		Compensation	Value of Stock	Unvested Stock	Unvested Stock	Prior Years that	Value as of Prior Year-End
		Table (SCT)	Awards Granted in	Awards Granted In	Awards Granted In	Vested During	For Awards Forfeited
		Total	Fiscal Year	Fiscal Year	Prior Fiscal Years	Fiscal Year	During the Year	CAP
	Year	$	$	$	$	$	$	$
PEO	2023	$1,216,040	$323,137	$218,049	$119,782	$162,564	$(61,275)	$1,332,023
	2022	$779,715	$235,079	$237,735	$158,214	$33,867		$974,452
	2021	$765,688	$299,997	$117,011	$(671,381)	$(252,730)		$(341,408)
Average Non-	2023	$521,165	$110,638	$74,657	$31,896	$46,377	$(10,458)	$553,000
PEO NEOs	2022	$352,586	$61,936	$62,636	$26,526	$5,352		$385,164
	2021	$349,653	$101,467	$21,700	$(315,193)	$(37,997)		$(83,304)

Potential Payments Upon Termination of Employment or Change in Control

Employment Agreement with CEO

In connection with the appointment of Mr. Blashford as our President and CEO, we entered into the Blashford Employment Agreement, which provides for the following compensation and benefits:

●	An initial annual salary of $400,000, subject to review and adjustment on an annual basis.

●	An annual target cash bonus of up to 75% of Mr. Blashford’s base salary, in the event we achieve certain performance targets.

●	Entitlement to participate in our Long Term Incentive Program, with a target annual equity grant equal to 75% of Mr. Blashford’s base salary.

●	A $1.5 million term life insurance policy.

●

If Mr. Blashford’s employment is terminated by us without “Cause” or by Mr. Blashford for “Good Reason” (each as defined in the Blashford Employment Agreement) before a change in control, severance benefits consisting of a lump-sum payment equal to 18 months of Mr. Blashford’s then-current base salary, any unpaid bonus for the immediately prior year based on actual performance, the pro-rata portion of Mr. Blashford’s target bonus earned for the year in which termination of employment occurs based on our actual performance, if determinable, or if the results are not determinable, then based on performance at the “target level”, and 18 months of COBRA premium payments.

●

If Mr. Blashford’s employment is terminated by us or a successor entity without “Cause” or by Mr. Blashford for “Good Reason” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to two years of Mr. Blashford’s then-current base salary, any unpaid bonus for the immediately prior year based on actual performance,  the pro-rata portion of Mr. Blashford’s target bonus earned for the year in which termination of employment occurs based on our actual performance, if determinable, or if the results are not determinable, then based on performance at the “target level”, 18 months of COBRA premium payments, and accelerated vesting of unvested options and restricted stock awards.

●	Death and disability benefits, including payment of the portion of Mr. Blashford’s target bonus earned for the year in which the termination occurs.

Mr. Blashford will be subject to 18-month non-solicitation and non-competition covenants following termination of employment, as well as confidentiality obligations.  For additional information regarding the Blashford Employment Agreement, please see the full text of the Blashford Employment Agreement filed on February 21, 2020 as Exhibit 10.1 to our Current Report on Form 8-K.

Severance and Non-Competition Agreements

We have severance and non-competition agreements with Messrs. Ciccone and Schueller, which include 12-month non-competition and non-solicitation obligations following termination of employment and provide for the following compensation and benefits:

●

Upon termination of the NEO’s employment for “Cause” (as defined in the agreement), unpaid but accrued base salary, unpaid benefits and any unpaid bonus earned in accordance with the then applicable bonus plan or program.

●

If the NEO’s employment is terminated by us without “Cause” prior to a change in control and the NEO has been employed by us for at least 12 months prior to the date of termination, severance benefits consisting of a lump-sum payment equal to twelve months of the NEO’s then-current base salary.

●

If the NEO’s employment is terminated by us or a successor entity without “Cause” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to 18 months of the NEO’s then-current base salary.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2023 with respect to compensation plans under which shares of our common stock are authorized for issuance.

	(a)		(b)	(c)
Number of
securities
remaining
available
for future
	Number of securities		Weighted average	issuances
	to be issued upon		exercise price of	under equity
	exercise of		outstanding	compensation
	outstanding		options,	plans (excluding
	options, warrants		warrants and	securities reflected
Plan Category	and rights		rights	in column (a))
Equity compensation plans approved by stockholders	687,206	(1)	$3.03	1,272,405
Total	687,206		$3.03	1,272,405

(1)	Includes outstanding restricted stock awards pursuant to the A&R EIP Plan which has been approved by our stockholders.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Under the Audit Committee’s charter and applicable provisions of our Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered related party transactions pursuant to Item 404 of Regulation S-K and to assess whether such transactions meet applicable legal requirements. Directors and executive officers who believe that they may be related parties in transactions with us will inform the Board or the Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, any such transaction must be (a) approved or ratified in good faith by the Board or the Audit Committee by a majority vote of disinterested directors; (b) approved in good faith by a vote of stockholders sufficient for the purpose; or (c) fair to us at the time the transaction is approved or ratified. Additionally, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board or the Audit Committee in which the transaction was approved, or the related party’s vote was counted for such purpose, if the material facts as to the related party’s relationship or interest as to the transaction are disclosed or known to the Board or the Audit Committee or to our stockholders entitled to vote thereon. Since January 1, 2023, the Company has not had any related party transactions involving an amount in excess of the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years.

PROPOSALS TO BE VOTED UPON

ELECTION OF DIRECTORS

(Proposal No. 1)

General Information

Our Board currently consists of six (6) directors. Pursuant to a recommendation by the Governance/Nominating Committee, the Board has nominated six (6) directors for election at the Annual Meeting. In connection with the Annual Meeting, all of these nominees are current members of the Board: Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, and Cary B. Wood.

At the Annual Meeting, the Board will ask stockholders to vote on the election of six (6) directors, each to serve on our Board for a term of one (1) year or until his or her respective successor is duly elected and qualified. The Board unanimously recommends that stockholders vote “FOR” each of the director nominees named above.

If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. Each of Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, and Cary B. Wood has consented to being named in the Proxy Statement and to serve as a director if elected. If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU  VOTE “FOR”

EACH OF THE NOMINEES TO THE BOARD

SET FORTH IN THIS PROPOSAL NO. 1

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal No. 2)

Section 14A of the Exchange Act requires us to give our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our NEOs. Accordingly, we are presenting this proposal, commonly known as a “Say-on-Pay” proposal, which gives our stockholders the opportunity to express their views on the compensation of our named executive officers by voting for or against the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and other related tables and disclosures set forth in such Proxy Statement.”

Stockholders are urged to read this Proxy Statement carefully and consider the various factors regarding compensation matters discussed therein.

Our executive compensation philosophy is specifically designed to:

●	Attract, motivate and retain talented and experienced leaders vital to our short- and long-term success;

●	Align the interests of executives with those of our stockholders by rewarding performance that enhances stockholder value; and

●	Include as part of overall compensation, a significant component of variable pay elements (performance-based bonuses and long-term incentives) to reflect pay for performance.

The Compensation Committee structures our executive compensation plans and programs in accordance with this philosophy, and the compensation paid to our NEOs reflects this philosophy.

Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of this Say-on-Pay vote when evaluating our compensation philosophy, policies and practices.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

(SHARE INCREASE)

(Proposal No. 3)

General Information

Our Board of Directors has approved, and is hereby soliciting stockholder approval of, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from thirty million (30,000,000) shares to forty-five million (45,000,000) shares (the “Share Increase”). The full text of the proposed amendment is set forth in Appendix B to this Proxy Statement.

Reasons for the Share Increase

We currently have 30,000,000 shares of Common Stock authorized for issuance. As of the Record Date, we had outstanding approximately 21,673,669 shares of Common Stock and approximately 8,326,331 additional shares of our Common Stock were issuable upon the exercise of stock-based awards.

We plan to use a portion of the additional authorized shares of Common Stock to support future equity incentive programs that would be separately approved by our stockholders and to fund matching contributions under our 401(k) plan. Generally, the Company believes that equity incentive awards and matching contributions under our 401(k) plan allow us to be competitive with regard to recruiting and retaining employee talent.

In addition, we are evaluating the future financing needs of our business and we may use a portion of the additional authorized shares if we elect to raise capital by issuing shares of Common Stock or in connection with possible strategic transactions or partnerships. Other than the purposes listed above, we do not have any current intentions for the additional authorized shares. Our Board believes that the availability of additional authorized shares will provide us with the flexibility in the future to issue shares of our Common Stock for corporate purposes, and the additional authorized shares may, from time to time, be used for purposes of raising additional capital and settling outstanding obligations, acquisitions of companies or assets, and sales of stock or securities convertible into or exercisable for Common Stock. We believe that this increase in the number of authorized shares will provide us with additional flexibility to meet business and financing needs as they arise.

Proposed Article IV, Section 4.01 of the Certificate of Incorporation would provide as follows:

“Section 4.01     Number and Class.     The total number of shares of authorized capital stock of the corporation shall consist of fifty-five million (55,000,000), of which forty-five million (45,000,000) shall be shares of common stock with a par value of $0.001 per share and ten million (10,000,000) shall be shares of undesignated stock with a par value of $0.001 per share. To the fullest extent permitted by the laws of the State of Delaware, as the same now exist or may hereafter be amended or supplemented, the Board of Directors has the express authority, without first obtaining approval of the stockholders of the corporation or any class thereof, to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more series of preferred stock with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation.”

The full text of the proposed amendment is set forth above and in Appendix B to this Proxy Statement.

Effects of the Share Increase

Our Board of Directors will determine whether, when and on what terms the issuance of shares of our Common Stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of additional shares of Common Stock authorized under our Certificate of Incorporation, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the NASDAQ or any other stock market or exchange on which our Common Stock may then be listed.

The additional shares of Common Stock, if issued, would have the same rights and privileges as the existing shares of Common Stock. Our Certificate of Incorporation provides that holders of Common Stock shall not have any preference, preemptive right, or right of subscription, other than to the extent, if any, the Board of Directors may determine from time to time. Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

Although an increase in the number of authorized shares of our Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares authorized is not in response to any effort by any person or group to accumulate our Common Stock or to obtain control of us by any means. In addition, the proposal is not part of any plan by our Board of Directors to recommend or implement a series of anti-takeover measures.

For the reasons stated above, the Board believes it is in the interest of the Company and its stockholders that the proposed Share Increase be approved.

Effective Time of Proposed Amendment

The proposed amendment to the Certificate of Incorporation is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. The proposed amendment would become effective immediately upon the filing of the amendment with the office of the Secretary of State of the State of Delaware. We intend to combine all amendments that have received stockholder approval into one certificate of amendment, which we expect to file with the Secretary of State of the State of Delaware promptly upon approval by our stockholders.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF CAPITAL STOCK AS DISCLOSED IN THIS PROXY STATEMENT

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

(OFFICER EXCULPATION)

(Proposal No. 4)

General Information

Our Board of Directors has approved, and is hereby soliciting stockholder approval of, an amendment to our Certificate of Incorporation to permit the exculpation of officers (the “Officer Exculpation Provision”).

Reasons for the Officer Exculpation Provision

Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) DGCL permits a company to include in its Certificate of Incorporation a provision that would eliminate or limit the personal liability of a director or officer to the Company or its stockholders for monetary damages in certain limited circumstances, which do not include in regards to an officer, among other things, breaches of the duty of loyalty, intentional misconduct, knowing violation of law, improper personal benefit thereof, or actions by or in the right of the Company.

The Company’s Certificate of Incorporation, as amended, currently provides for the exculpation of directors but does not include a provision that allows for the exculpation of officers. In order to ensure the Company remains able to attract and retain the most qualified officers, the Board of Directors believes it to be in the best interest of the Company and its stockholders to approve an amendment of the Company’s Certificate of Incorporation to provide similar protections currently available to our directors to our officers by eliminating the personal liability of our officers to the Company and its stockholders for monetary damages to the fullest extent permitted by law.

In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit.

Proposed Article VIII of the Certificate of Incorporation would provide as follows:

“No director or officer of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, respectively, except to the extent provided by applicable law (i) for any breach of the duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, in the case of directors only, (iv) for any transaction from which such director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation, in the case of officers only. If the DGCL is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. No amendment to or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director or officer of the corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment, repeal, or modification.”

The full text of the proposed amendment is set forth above and in Appendix C to this Proxy Statement.

Effects of the Officer Exculpation Provision

Our Board of Directors believes the adoption of the Officer Exculpation Provision will allow for a fully updated and integrated charter document, and with respect to the amendment of Article VIII providing for officer exculpation, will help the Company compete in attracting and retaining the most highly qualified individuals to serve the Company as officers while also striking a balance with the stockholders’ interest in accountability from our officers. The Board of Directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their company charter. The nature of the role of directors and officers often requires them to make challenging decisions on crucial matters. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. This could result in a potential officer candidate concluding that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer. Failing to adopt the Officer Exculpation Provision could impact our recruitment and retention of exceptional officer candidates. The proposed Officer Exculpation Provision will also more generally align the protections available to our directors and officers.

The Company’s officers have a personal interest in the adoption of the proposed Officer Exculpation Provision; however, the protections afforded officers in the proposed Officer Exculpation Provision are not absolute. A permitted exculpation clause may apply to claims for breach of an officer’s fiduciary duty of care but may not extend to, among other things, claims for a breach of the duty of loyalty, intentional misconduct, or knowing violations of the law, transactions where an officer derives an improper personal benefit, or in any action by or in the right of the Company. The proposed Officer Exculpation Provision provides current and prospective officers of the Company protection from exposure to personal liability and the risk that they will incur substantial expense in defending lawsuits, regardless of merit.

For the reasons stated above, the Board believes it is in the interest of the Company and its stockholders that the proposed Officer Exculpation Provision be approved.

Effective Time of Proposed Amendment

The proposed amendment to the Certificate of Incorporation is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. The proposed amendment would become effective immediately upon the filing of the amendment with the office of the Secretary of State of the State of Delaware. We intend to combine all amendments that have received stockholder approval into one certificate of amendment, which we expect to file with the Secretary of State of the State of Delaware promptly upon approval by our stockholders.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT OFFICER EXCULPATION AS DISCLOSED IN THIS PROXY STATEMENT

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 5)

Representatives of our independent registered public accounting firm are expected to be available at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RSM, our independent registered public accounting firm, provides services in connection with the audit of our financial statements, assistance with our Annual Report submitted to the SEC on Form 10-K and filed with the SEC, and consultation on matters relating to accounting and financial reporting.

Audit Fees

The following table sets forth the approximate fees billed by RSM for 2022 and 2023:

	2022	2023
Audit Fees	$440,000	$482,500
Audit Related Fees	$81,879	$47,495
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$521,879	$529,995

Audit Fees consist of fees billed for the audit of our year-end financial statements, review of financial statements included in our Quarterly Reports and our Current Reports, as well as review of correspondence with the SEC and advisory services in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

Audit Related Fees consist of fees billed for attest services related to Common Stock offering as well as all out-of-pocket expenses.

The Audit Committee has considered whether provision of the above audit related services is compatible with maintaining the registered public accounting firm’s independence and has determined that such services are compatible with maintaining the registered public accounting firm’s independence.

Pre-Approval of Audit Fees

Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent auditors. When assessing requests for pre-approval, the Audit Committee will consider whether the provision of such services is consistent with maintaining the independent auditors’ independence. The Audit Committee pre-approved all audit and permitted non-audit services performed for us in 2022 and 2023.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE COMPANY FOR 2024

OTHER MATTERS

Multiple Stockholders Sharing the Same Address—“Householding”

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

At this time, one or more brokers with accountholders who are Company stockholders will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Broadwind, Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, Illinois 60804, or you may request a copy by telephone at 708-780-4800. If your broker is not currently householding (i.e., you received multiple copies of our Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Stockholder Proposals and Nominations

Any appropriate proposal submitted by a Company stockholder and intended to be included in our Proxy Statement for the 2025 Annual Meeting of Stockholders must be received by us at our principal executive offices no later than December 3, 2024. Any such proposal must comply with the proxy rules of the SEC and our Bylaws and be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Also, a board nomination or a stockholder proposal intended to be presented at the 2025 Annual Meeting of Stockholders but not included in our Proxy Statement and proxy must be received by us no earlier than January 16, 2025, and no later than February 15, 2025, provided, however, that in the event that the 2025 Annual Meeting of Stockholders is called for a date that is not within 30 days before or after the anniversary date of the Annual Meeting, such nomination or proposal must be received by us no later than the 10th day following the day on which the notice of the date of the 2025 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2025 Annual Meeting of Stockholders was made, whichever first occurs. Any nomination must comply with our Bylaws. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must set forth the information required by Rule 14a-19 under the Exchange Act when providing notice to the Company. To be properly brought before an annual meeting, our Bylaws require that any such proposal state:

●	a brief description of the business to be brought before the Annual Meeting;

●	the name and record address of such stockholder and any Stockholder Associated Person, if any, on whose behalf the proposal is made;

●	the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder or any such Stockholder Associated Person;
●

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or Stockholder Associated Person with respect to any share of stock of the Corporation (which information shall be updated by such stockholder and such Stockholder Associated Person, if any, in accordance with Section 1.16 of our Bylaws);

●

a reasonably detailed description of all arrangements or understandings between such stockholder or such Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder or such Stockholder Associated Person in such business;

●

a representation whether the stockholder is being financed or indemnified by any third party for making this proposal and a reasonably detailed description of the source of funds to be used to fund the solicitation of votes in connection with the proposed business;

●	a representation that such stockholder or such Stockholder Associated Person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting;

●

such other information relating to the stockholder proposing such business and any such Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with a contested solicitation of proxies in which such stockholder or Stockholder Associated Person is a participant in a solicitation subject to Regulation 14 of the Exchange Act; and

●	such other information relating to the proposed business as the Corporation may reasonably request to determine whether such proposed business is a proper matter for stockholder action.

Any nominations received from stockholders must be in full compliance with applicable laws and with our Bylaws.

Any such proposal should be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Dated: April 2, 2024

Cicero, Illinois

APPENDIX A

CERTIFICATE OF INCORPORATION
OF
BROADWIND ENERGY, INC.
a Delaware corporation

I, the undersigned, being of full age and named the original incorporator herein, for the purpose of forming a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), as amended, to do business both within and without the State of Delaware, do make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true:

ARTICLE I
NAME

The name of the corporation is Broadwind Energy, Inc.

ARTICLE II
RESIDENT AGENT & REGISTERED OFFICE

Section 2.01.  Resident Agent.  The name and address of the Resident Agent for service of process is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware 19904.

Section 2.02.  Registered Office.  The address of its Registered Office is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware 19904.

Section 2.03.  Other Offices.  The corporation may also maintain offices for the transaction of any business at such other places within or without the State of Delaware as it may from time to time determine.  Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Delaware with the same effect as if in the State of Delaware.

ARTICLE III
PURPOSE

The corporation is organized for the purpose of engaging in any lawful activity, within or without the State of Delaware.  The corporation is being incorporated in connection with the conversion of a Nevada corporation to a Delaware corporation (the “Conversion”), and this Certificate of Incorporation is being filed simultaneously with the Certificate of Conversion to Corporation from a Non-Delaware Corporation to a Delaware Corporation (the “Certificate of Conversion”) pursuant to Section 265 of the General Corporation Law of the State of Delaware.

ARTICLE IV
SHARES OF STOCK

Section 4.01 Number and Class.  The total number of shares of authorized capital stock of the corporation shall consist of one hundred and sixty million (160,000,000), of which one hundred and fifty million (150,000,000) shall be shares of common stock with a par value of $0.001 per share and ten million (10,000,000) shares of undesignated stock with a par value of $0.001 per share. Upon the filing of the Certificate of Conversion and this Certificate of Incorporation (the “Effective Time”), each share of common stock of Broadwind Energy, Inc., a Nevada corporation, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time will be deemed to be one issued and outstanding, fully paid and nonassessable share of common stock of the corporation, without any action required on the part of the corporation or the former holders of such limited liability company interests.  To the fullest extent permitted by the laws of the State of Delaware, as the same now exists or may hereafter be amended or supplemented, the Board of Directors has the express authority, without first obtaining approval of the stockholders of the corporation or any class thereof, to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more series of preferred stock with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation.

Section 4.02.  No Preemptive Rights.  Holders of the Common Stock of the corporation shall not have any preference, preemptive right, or right of subscription to acquire any shares of the corporation authorized, issued or sold, or to be authorized, issued or sold, and convertible into shares of the corporation, nor to any Right of subscription thereto, other than to the extent, if any, the Board of Directors may determine from time to time.

Section 4.03.  Non-Assessability of Shares.  The Common Stock of the corporation, after the amount of the subscription price has been paid, in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the corporation, nor for any other purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Certificate of Incorporation shall not be amended in this particular.

Section 4.04.  No Cumulative Voting.  No cumulative voting, on any matter to which Stockholders shall be entitled to vote, shall be allowed for any purpose.

ARTICLE V
DIRECTORS

Section 5.01.  Governing Board.  The business and affairs of the corporation shall be managed by and under the direction of a Board of Directors.

Section 5.02.  Change in Number of Directors.  The authorized number of directors may be increased or decreased as set forth in the Bylaws of the corporation.

Section 5.03. Election of Directors. Unless and except to the extent that the Bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE VI
INCORPORATOR

The name and address of the incorporator is:

Daniel A. Yarano	Fredrikson & Byron, P.A.
200 South Sixth Street, Suite 4000
Minneapolis, MN 55402-1425

ARTICLE VII
PERIOD OF DURATION

The corporation is to have a perpetual existence.

ARTICLE VIII
DIRECTORS’ LIABILITY

A director of the corporation shall not be personally liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended.  Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation for acts or omissions prior to such repeal or modification.

ARTICLE IX
INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Delaware from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.  Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.  The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the stockholders or Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Delaware, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.  Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the indemnification of such person for acts or omissions prior to such repeal or modification.

ARTICLE X
BYLAWS

In furtherance of and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the corporation.

ARTICLE XI
SECTION 203 OPT OUT

The corporation hereby elects not to be governed by Section 203 of the DGCL as from time to time in effect or any successor provision thereto.

ARTICLE XII
AMENDMENTS

The Board of Directors may adopt a resolution proposing to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute.  Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least a majority of the voting power of the shares of the corporation entitled to vote generally in the election of directors shall be required to amend, alter or repeal, or to adopt any provision in this Certificate of Incorporation.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the DGCL, does make this Certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this 20th day of June, 2008.

/s/ Daniel A. Yarano
Daniel A. Yarano
Incorporator

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
BROADWIND ENERGY, INC.

The undersigned officer of Broadwind Energy, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST:    The name of the Corporation is Broadwind Energy, Inc.

SECOND:     Section 4.01 of ARTICLE IV of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“Section 4.01    Number and Class.    The total number of shares of authorized capital stock of the corporation shall consist of forty million (40,000,000), of which thirty million (30,000,000) shall be shares of common stock with a par value of $0.001 per share and ten million (10,000,000) shall be shares of undesignated stock with a par value of $0.001 per share. To the fullest extent permitted by the laws of the State of Delaware, as the same now exist or may hereafter be amended or supplemented, the Board of Directors has the express authority, without first obtaining approval of the stockholders of the corporation or any class thereof, to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more series of preferred stock with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation.”

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each ten (10) shares of common stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of common stock (the “Reverse Stock Split”).

No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of common stock shall be issued to the transfer agent, as agent for the accounts of all holders of record of common stock and otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Date on the basis of the prevailing market prices of the common stock at the time of the sale. After such sale and upon the surrender of the stockholders’ stock certificates, the transfer agent will pay to such holders of record their pro rata share of the total net proceeds derived from the sale of the fractional interests. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

THIRD:    The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:    The foregoing amendment shall be effective as of 11:59 p.m., Eastern Time, on the date of filing with the Secretary of State of the State of Delaware.

[Signature follows]

IN WITNESS WHEREOF, the undersigned does hereby execute this Certificate of Amendment to the Certificate of Incorporation of Broadwind Energy, Inc., this 22nd day of August, 2012.

BROADWIND ENERGY, INC.

By:	/s/ PETER C. DUPREY
Name:	Peter C. Duprey
Title:	President and Chief Executive Officer

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

BROADWIND ENERGY, INC.

Broadwind Energy, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”),

DOES HEREBY CERTIFY:

FIRST:  That the Board of Directors duly adopted resolutions proposing to amend the Corporation’s Certificate of Incorporation, as amended, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Corporation’s Certificate of Incorporation, as amended, be amended by changing the Article thereof numbered “Article I” so that, as amended, said Article shall be and read as follows:

The name of this corporation is Broadwind, Inc.

SECOND:  That an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the holders of the outstanding capital stock of the Corporation having not less than the minimum number of votes necessary to authorize or take such action as required by the DGCL voted in favor of the Amendment.

THIRD:  That the aforesaid Amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this fourth day of May, 2020.

BROADWIND ENERGY, INC.

By:	/s/ Eric B. Blashford
Name:	Eric B. Blashford
Title:	President and Chief Executive Officer

APPENDIX B

SHARE INCREASE AMENDMENT

Proposed Revisions to Article IV, Section 4.01 of our Certificate of Incorporation:

“Section 4.01     Number and Class.     The total number of shares of authorized capital stock of the corporation shall consist of fifty-five million (55,000,000), of which forty-five million (45,000,000) shall be shares of common stock with a par value of $0.001 per share and ten million (10,000,000) shall be shares of undesignated stock with a par value of $0.001 per share. To the fullest extent permitted by the laws of the State of Delaware, as the same now exist or may hereafter be amended or supplemented, the Board of Directors has the express authority, without first obtaining approval of the stockholders of the corporation or any class thereof, to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more series of preferred stock with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the corporation.”

B-1

APPENDIX C

OFFICER EXCULPATION AMENDMENT

Proposed Revisions to Article VIII of our Certificate of Incorporation:

“ARTICLE VIII

DIRECTORS’ AND OFFICERS’ LIABILITY

No director or officer of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, respectively, except to the extent provided by applicable law (i) for any breach of the duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, in the case of directors only, (iv) for any transaction from which such director or officer derived an improper personal benefit, or (v) for any action by or in the right of the Corporation, in the case of officers only. If the DGCL is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. No amendment to or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director or officer of the corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment, repeal, or modification.”

C-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

BROADWIND, INC.
Annual Meeting of Stockholders
May 16, 2024 8:00 AM CENTRAL DLT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Eric B. Blashford as proxy and attorney-in-fact with full power of subsitution and hereby authorizes him to represent and vote, as provided on the reverse side of this proxy card, all the shares of Broadwind, Inc. Common Stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

0000634998_2 R1.0.0.6

Continued and to be signed on reverse side

SCAN TO
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VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Eric B. Blashford	☐	☐	☐
1b. Philip J. Christman	☐	☐	☐
1c. Jeanette A. Press	☐	☐	☐
1d. David P. Reiland	☐	☐	☐
1e. Sachin M. Shivaram	☐	☐	☐
1f. Cary B. Wood	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: To consider and act upon such other matters as may properly come before the Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000634998_1 R1.0.0.6